Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.          )

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

Clayton Williams Energy, Inc. (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction: $
	(5)	Total fee paid: $
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CLAYTON WILLIAMS ENERGY, INC.
6 DESTA DRIVE, SUITE 6500
MIDLAND, TEXAS 79705-5510

August 8, 2016

To the Company's Shareholders:

        This information statement is being furnished to the holders of common stock of Clayton Williams Energy, Inc., a Delaware corporation (the "Company"), to provide our shareholders with notice of corporate action expected to occur on or about August 30, 2016.

        Certain of our shareholders holding a majority of our outstanding common stock, par value $0.10 per share (our "common stock"), approved the issuance of 5,051,100 shares of common stock by written consent in lieu of a meeting as permitted by the Delaware General Corporation Law and our corporate bylaws. The common stock will be sold in a private placement to affiliates of Ares Management LLC in exchange for $150.0 million in cash in accordance with a common stock purchase agreement between the Company and the purchaser parties thereto, dated July 22, 2016.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

        We are furnishing this information statement to provide you with important information about this matter. Please read this information statement carefully. We thank you for your continued support.

Midland, Texas August 8, 2016	By Order of the Board of Directors McRae M. Biggar Secretary

ii

CLAYTON WILLIAMS ENERGY, INC.
6 DESTA DRIVE, SUITE 6500
MIDLAND, TEXAS 79705-5510

August 8, 2016

INFORMATION STATEMENT AND NOTICE OF ACTIONS TAKEN WITHOUT A MEETING

SUMMARY

        Clayton Williams Energy, Inc., a Delaware corporation, with its principal executive offices located at 6 Desta Drive, Suite 6500, Midland, Texas 79705-5510, is furnishing this information statement and notice of actions taken without a meeting to our shareholders in connection with the approval by our majority shareholders by written consent of the matters described below. Unless the context requires otherwise, references to the "Company," "CWEI," "our," "us," "we" and like terms refer to Clayton Williams Energy, Inc. and its consolidated subsidiaries.

        Copies of this information statement are being mailed on or about August 8, 2016, to the holders of record at the close of business on July 22, 2016 (the "Record Date"). As of the close of business on the Record Date, there were 12,169,536 shares of our common stock, par value $0.10 per share ("common stock"), issued and outstanding.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

        All corporate approvals by or on behalf of the Company required for these matters have been obtained. This information statement is furnished solely for the purpose of informing our shareholders of these corporate actions in the manner required by Regulation 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 228(e) of the Delaware General Corporation Law (the "DGCL").

Actions by Written Consent

        The corporate actions described in this information statement were approved by the written consent of the holders of a majority of our outstanding common stock in accordance with the DGCL and our corporate bylaws (the "Bylaws"). Specifically, on July 22, 2016, (1) Clayton W. Williams, Jr., the Chief Executive Officer of the Company and certain related entities, (2) The Williams Children's' Partnership, Ltd., a Delaware limited partnership of which Mr. Williams' adult children are the limited partners, and Mel G. Riggs, the Company's President, is the sole general partner ("WCPL") and (3) Mr. Riggs, who together hold a majority of the voting power of our outstanding common stock (the "Majority Shareholders"), approved by written consent the issuance of an aggregate of 5,051,100 shares of common stock in a private placement transaction to affiliates of Ares Management LLC ("Ares," and such affiliate funds, the "Purchasers") in exchange for $150.0 million in cash, pursuant to the Common Stock Purchase Agreement, dated July 22, 2016, by and between the Company and the Purchasers (the "Common Stock Purchase Agreement"). As of the close of business on such date, there were 12,169,536 shares of our common stock issued and outstanding, and the Majority Shareholders approved the written consent with approximately 50.3% of our issued and outstanding common stock. See "Security Ownership of Certain Beneficial Owners and Management" for additional information about the beneficial ownership of our common stock by our Majority Shareholders.

NYSE Listing Requirements and Need for Shareholder Approval

        The corporate actions described in this information statement required shareholder approval from the holders of our outstanding common stock because our common stock is traded on the New York Stock Exchange ("NYSE"). We are subject to Rule 312 of the NYSE Listed Company Manual ("Rule 312"), which requires that we obtain shareholder approval in certain circumstances, including before (1) issuing shares of common stock in excess of 5% of our outstanding common stock prior to such issuance to a substantial security holder, including, in this instance, the Purchasers, (2) issuing shares of common stock in excess of 20% of our outstanding common stock prior to such issuance and (3) issuing shares of common stock that will result in a change of control of the Company under the general interpretations of the NYSE. We expect the 5,051,100 shares of common stock to be issued in connection with the Common Stock Purchase Agreement to represent approximately 41.5% of our outstanding common stock immediately prior to such issuance pursuant to the calculation rules required by the NYSE.

        The issuance of the common stock will occur upon the closing of the Common Stock Purchase Agreement, which is expected to occur on or about August 30, 2016, at least twenty days after this information statement is mailed to our shareholders.

 FORWARD-LOOKING STATEMENTS

        The information in this information statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Exchange Act. All statements, other than statements of historical or current facts, that address activities, events, outcomes and other matters that we plan, expect, intend, assume, believe, budget, predict, forecast, project, estimate or anticipate (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management's current expectations and belief, based on currently available information, as to the outcome and timing of future events and their effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All statements concerning our expectations for future operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties, many of which are beyond our control, and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those described in (1) "Item 1A—Risk Factors" and other cautionary statements in our Form 10-K for the year ended December 31, 2015, (2) our reports and registration statements filed from time to time with the Securities and Exchange Commission (the "SEC") and (3) other announcements we make from time to time and in this information statement.

        Forward-looking statements appear in a number of places and include statements with respect to, among other things:

  •
  estimates of our oil and gas reserves;

  •
  estimates of our future oil and gas production, including estimates of any increases or decreases in production;

  •
  planned capital expenditures and the availability of capital resources to fund those expenditures;

  •
  our outlook on oil and gas prices;

  •
  our outlook on domestic and worldwide economic conditions;

  •
  our access to capital and our anticipated liquidity;

  •
  our future business strategy and other plans and objectives for future operations, including any strategic alternatives to enhance shareholder value;

  •
  the impact of political and regulatory developments;

  •
  our assessment of counterparty risks and the ability of our counterparties to perform their future obligations;

  •
  estimates of the impact of new accounting pronouncements on earnings in future periods; and

  •
  our future financial condition or results of operations and our future revenues and expenses.

        We caution you that these forward-looking statements are subject to all of the risks and uncertainties incident to the exploration for and development, production and marketing of oil and gas. These risks include, but are not limited to:

  •
  the possibility of unsuccessful exploration and development drilling activities;

  •
  our ability to replace and sustain production;

  •
  commodity price volatility, including continued low or furthering declining prices for oil and gas;

  •
  the potential need to sell assets or otherwise raise additional capital;

  •
  the need to take impairments due to lower commodity prices;

  •
  domestic and worldwide economic conditions;

  •
  the availability of capital on economic terms to fund our capital expenditures and acquisitions;

  •
  our level of indebtedness (including the ability to service such indebtedness), liquidity and compliance with debt covenants;

  •
  the impact of the past or future economic recessions on our business operations, financial condition and ability to raise capital;

  •
  declines in the value of our oil and gas properties resulting in a decrease in our borrowing base under the revolving credit facility and impairments;

  •
  the ability of financial counterparties to perform or fulfill their obligations under existing agreements;

  •
  the uncertainty inherent in estimating proved oil and gas reserves and in projecting future rates of production and timing of development expenditures;

  •
  drilling and other operating risks;

  •
  hurricanes and other weather conditions;

  •
  lack of availability of goods and services;

  •
  regulatory and environmental risks associated with drilling and production activities;

  •
  the adverse effects of changes in applicable tax, environmental and other regulatory legislation; and

  •
  the other risks described in our Form 10-K for the year ended December 31, 2015.

        Reserve engineering is a subjective process of estimating underground accumulations of oil and gas that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data and the interpretation of that data by geological engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, these revisions would change the schedule of any further production and development drilling. Accordingly, reserve estimates are generally different from the quantities of oil and gas that are ultimately recovered.

        As previously discussed, should one or more of the risks or uncertainties described above or elsewhere in our Form 10-K for the year ended December 31, 2015 and in this information statement occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We specifically disclaim all responsibility to publicly update or revise any forward-looking statements or any information contained in a forward-looking statement or any forward-looking statement in its entirety after the date made, whether as a result of new information, future events or otherwise, except as required by law.

        All forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

ACTIONS BY WRITTEN CONSENT

Background

Previous Ares Transaction

        On March 15, 2016, in connection with a $350,000,000 term loan from certain affiliates of Ares, we issued warrants to purchase 2,251,364 shares of common stock to affiliates of Ares at an exercise price of $22.00 per share, which represented approximately 18.5% of the Company's shares of common stock outstanding prior to issuance (the "Previous Ares Transaction"). The warrants expire on March 15, 2026. Subsequently, Ares and its affiliates independently purchased additional shares of our common stock in the open market, and Ares is currently a 22.8% beneficial owner of the common stock of the Company, as further described under "Security Ownership of Certain Beneficial Owners and Management."

        Additionally, in connection with the Previous Ares Transaction, we designated and issued to Ares and certain of its affiliates (the "Special Preferred Holders") 3,500 shares of special voting preferred stock, $0.10 par value per share (the "Special Preferred Stock"), granting them the right to elect two directors to the Board.

Common Stock Purchase Agreement

        On or about June 6, 2016, Ares approached the management of the Company to discuss its willingness to contribute substantial equity capital to the Company. On July 6, 2016, the board of directors of the Company (the "Board") established a transaction committee (the "Transaction Committee") to evaluate, negotiate, determine the advisability of and determine whether to recommend approval of the Private Placement (defined below) to the Board. The Transaction Committee consisted of solely independent and disinterested directors. The members of the Transaction Committee were Jordan R. Smith, Davis L. Ford and Ted Gray, Jr. The Transaction Committee retained Goldman, Sachs & Co. as financial advisor and Potter Anderson & Corroon LLP as legal counsel. On July 22, 2016, the Transaction Committee recommended, and the Board approved, the issuance of an aggregate of 5,051,100 shares of common stock (the "Purchased Shares") in a private placement transaction to the Purchasers in exchange for an aggregate amount of $150.0 million in cash pursuant to the terms and conditions of the Common Stock Purchase Agreement (the "Private Placement").

        The closing of the Private Placement (the "Closing"), which is expected to occur on or about August 30, 2016, is subject to certain conditions, including, among others, (1) clearance by the SEC of this information statement, (2) expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (3) authorization by the NYSE of listing of the Purchased Shares.

        The Purchase Agreement contains customary representations, warranties and covenants of the Company and the Purchasers, and the parties have agreed to indemnify each other against certain losses resulting from breaches of their respective representations, warranties and covenants.

        The Purchase Agreement may be terminated under certain circumstances, including (1) if a statute, rule, order, decree or regulation is enacted that permanently prohibits the consummation of the transactions contemplated by the Purchase Agreement, or (2) if the Closing has not occurred by October 20, 2016.

        The foregoing summary describes certain material terms of the Common Stock Purchase Agreement and the transactions contemplated thereby but is not intended to be complete and is qualified in its entirety by the text of the Common Stock Purchase Agreement attached as Annex A to this information statement.

Stockholder Agreement

        In addition, upon the closing of the Private Placement, pursuant to a Stockholder Agreement between the Company and Ares, on behalf of the Purchasers, to be entered into pursuant to the Common Stock Purchase Agreement (the "Stockholder Agreement"), the Purchasers will receive the right to designate one director nominee for election to the Board, subject to approval by the Nominating and Governance Committee of the Board from and after the Closing. On July 22, 2016, the Board amended our Bylaws to allow the Board to set the number of directors pursuant to a Board resolution. The Board has also agreed to increase the size of the Board from seven to nine directors upon Closing. The Special Preferred Holders, as the sole holders of the Special Preferred Stock, pursuant to the Certificate of Designation of the Special Preferred Stock filed with the Secretary of State of the State of Delaware on March 15, 2016, have the right to approve increases in the number of directors. On July 22, 2016, the Special Preferred Holders approved the proposed increase in the number of directors in connection with the signing of the Common Stock Purchase Agreement. The Board also approved an amendment to our Bylaws to designate the Delaware Court of Chancery as the exclusive forum for certain disputes relating to the Company, unless we consent in writing to the selection of an alternative forum.

        In addition, pursuant to the Stockholder Agreement, Ares, the Purchasers and their controlled affiliates (together, the "Shareholder Group") will agree to (1) a limitation on the aggregate number of shares of common stock that the Shareholder Group may beneficially own on a fully-diluted basis, which may not exceed 45% of the outstanding common stock and the shares of common stock issuable upon full exercise of the warrants of the Company owned by Ares or its affiliates (the "Ownership Cap") and (2) procedures for reviewing and approving future material related party transactions, if any, between the Company and any member of the Shareholder Group.

        The Stockholder Agreement will terminate under certain circumstances, including at such time as the Shareholder Group no longer beneficially owns 30% of the outstanding common stock (calculated on a fully-diluted basis). However, the Ownership Cap will survive any termination of the Stockholder Agreement until such time as (1)(a) the Shareholder Group ceases to own at least 20% of the outstanding common stock (calculated on a fully-diluted basis), and (b) that certain Credit Agreement (defined below) has been terminated or no amounts are otherwise owed or outstanding to Ares or its affiliates under the Credit Agreement or (2) the Company files for bankruptcy.

        The foregoing summary describes certain material terms of the proposed Stockholder Agreement and the transactions contemplated thereby but is not intended to be complete and is qualified in its entirety by the text of the Form of Stockholder Agreement attached as Exhibit A to Annex A to this Information Statement.

Amendment No. 2 to Credit Agreement

        On July 22, 2016, we entered into an Amendment No. 2 to Credit Agreement (the "Term Loan Amendment"), pursuant to which the Credit Agreement, dated as of March 8, 2016 (the "Credit Agreement"), among the Company, certain subsidiaries of the Company, as Guarantors, the Lenders party thereto and Wilmington Trust, National Association, as Administrative Agent, will be amended, effective at the Closing, upon the satisfaction of certain conditions, including the issuance of the Purchased Shares as contemplated by the Common Stock Purchase Agreement. Upon the effectiveness of the Term Loan Amendment, the Term Loan Amendment will, among other things, (1) provide exceptions to the consent and mandatory prepayment provisions under the Credit Agreement for certain asset sales and (2) increase the basket for permitted prepayments, repurchases, redemptions, defeasances or discharges of our senior notes by the amount of the funds raised by the Private Placement, future equity raises and certain asset sales.

        The foregoing summary describes certain material terms of the Term Loan Amendment and the transactions contemplated thereby but is not intended to be complete and is qualified in its entirety by the text of the Term Loan Amendment attached as Annex B to this Information Statement.

Registration Rights

        In connection with the Previous Ares Transaction, we entered into a registration rights agreement with affiliates of Ares dated March 15, 2016 (the "Registration Rights Agreement"). The Registration Rights Agreement covers (1) the common stock issuable upon exercise of warrants issued in the Previous Ares Transaction and (2) other common stock owned by Ares or its affiliates, including the Purchased Shares (collectively, the "Registrable Shares"). Pursuant to the Registration Rights Agreement, and subject to limitations set forth therein, the Company is required to use commercially reasonable efforts to effect up to five registrations with the SEC with respect to the registration of the offer of all Registrable Shares that the Purchasers request to be registered. Pursuant to the Registration Rights Agreement, the Company has also granted the Purchasers piggyback registration rights on the terms and conditions set forth therein.

        The foregoing summary describes certain material terms of the Registration Rights Agreement and the transactions contemplated thereby but is not intended to be complete and is qualified in its entirety by the text of the Registration Rights Agreement attached as Annex C to this information statement.

NYSE Rules

        Because our common stock is traded on the NYSE, we are subject to Rule 312 of the NYSE Listed Company Manual ("Rule 312"). Rules 312.03(b), 312.03(c) and 312.03(d) of the NYSE Listed Company Manual require shareholder approval, respectively, in certain circumstances, including (1) prior to the issuance of common stock or securities convertible into or exercisable for common stock in a transaction or series of transactions in excess of 5% of the voting power outstanding before the issuance of such stock or securities convertible into or exercisable for common stock to a "substantial security holder" (which term includes Ares and the Purchasers), (2) prior to the issuance of common stock or securities convertible into or exercisable for common stock if (a) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or securities convertible into or exercisable for common stock, or (b) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or securities convertible into or exercisable for common stock and (3) prior to an issuance that will result in a change of control under the general interpretations of the NYSE.

        We expect the Purchased Shares to constitute approximately 41.5% of our outstanding common stock immediately prior to such issuance pursuant to the calculation rules required by the NYSE. Shareholder approval of the Private Placement may be required under Rule 312, because (1) the issuance of the Purchased Shares will result in the sale of common stock to Ares and its affiliate Purchasers, considered a substantial security holder of the Company, in an amount greater than 5% of the voting power outstanding before the issuance of such stock, (2) the issuance of the Purchased Shares will be in excess of 20% of the voting power and number of shares of common stock outstanding before the issuance and (3) the issuance may result in a change of control under the general interpretations of the NYSE.

Action by Written Consent

        Pursuant to Section 228 of the DGCL and Section 2.11 of our Bylaws, any action required or permitted to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote of shareholders, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. On July 22, 2016, Mr. Williams, Mr. Riggs and WCPL, together voting 6,123,886 shares of our common stock, representing approximately 50.3% of the voting power of our outstanding shares of common stock, approved by written consent (the "Written Consent") the issuance of the shares of common stock to the Purchasers in the Private Placement as required by Rule 312. We concurrently entered into the Common Stock Purchase Agreement with the Purchasers, pursuant to which we agreed to issue an aggregate of 5,051,100 shares of our common stock to the Purchasers for a purchase price of approximately $29.70 per share, representing gross proceeds to us of $150.0 million (before deducting our offering expenses), and also agreed to enter into the Stockholder Agreement.

No Further Shareholder Action Needed

        As a result of the Written Consent, the requisite shareholder approval of the issuance of the Purchased Shares in the Private Placement has been received as required under Rule 312. Accordingly, all corporate approvals by or on behalf of the Company required for the matters referred to herein have been obtained and no further votes will be needed. We expect that the issuance of the Purchased Shares to the Purchasers in the Private Placement will occur on the date that all of the closing conditions set forth in the Common Stock Purchase Agreement have been satisfied or waived, which is expected to be on or about August 30, 2016. The Board does not intend to solicit any proxies or consents in connection with the foregoing actions.

        This information statement is furnished solely for the purpose of informing shareholders regarding the actions taken by the Written Consent and is being provided pursuant to the requirements of Rule 14c-2 promulgated under Section 13 of the Exchange Act and Section 228(e) of the DGCL.

Reasons for the Actions Taken

        We agreed to sell an aggregate of 5,051,100 shares of common stock for an aggregate price of $150.0 million. We believe that the Private Placement will strengthen our balance sheet and provide an opportunity to reduce leverage and accelerate our drilling program. We intend to use the net proceeds received from the Private Placement to tender for a portion of our 7.75% Senior Notes due 2019 (the "Tender Offer") and for general corporate purposes, which may include developmental drilling on our 65,000 net acre position in the core of the southern Delaware Basin. There are no assurances that we will consummate the Tender Offer or that any of the 7.75% Senior Notes due 2019 will be tendered in the Tender Offer. If for any reason the Tender Offer is not completed, we intend to use all of the net proceeds from the Private Placement for general corporate purposes.

Effects of the Proposed Issuance

        The issuance of a significant amount of common stock may have a positive or negative effect on the price of our common stock. The issuance will also result in significant dilution to our shareholders and result in our shareholders having a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. In connection with the Previous Ares Transaction, we granted registration rights to permit the public resale of shares of common stock acquired by Ares and its affiliates. The influx of such a substantial number of shares of common stock into the public market could have a significant negative effect on the trading price of our common stock. As of July 22, 2016, 12,169,536 shares of common stock were outstanding, and 2,251,364 shares of common stock were subject to registration rights previously granted to Ares in connection with the issuance of the warrants in the Previous Ares Transaction. An additional 5,051,100 shares of common stock will be outstanding upon the closing of the Private Placement, and 7,302,464 shares of common stock will be subject to registration rights. Issuance of these shares of common stock will substantially dilute the ownership interests of our existing shareholders who are not participating in the Private Placement. The potential issuance of such additional shares of common stock may create downward pressure on the trading price of our common stock. In a volatile market, we may experience wide fluctuations in the market price of our common stock. These fluctuations may also have a negative effect on the market price of our common stock.

NO DISSENTER'S RIGHTS

        The corporate action described in this information statement will not afford to shareholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

INTEREST OF CERTAIN PERSONS IN THE ACTIONS TAKEN

        In the Previous Ares Transaction, on March 15, 2016, in connection with a $350 million term loan from Ares, we issued warrants to purchase 2,251,364 shares of common stock to affiliates of Ares, which represented approximately 18.5% of the Company's shares of common stock outstanding prior to issuance. Ares has independently purchased additional shares of our common stock in the open market and is currently a 22.8% beneficial owner of the common stock of the Company, as further described under "Security Ownership of Certain Beneficial Owners and Management." Additionally, in connection with the Previous Ares Transaction, we designated and issued to Ares and its affiliates 3,500 shares of Special Preferred Stock, granting them the right to appoint two directors to the Board. In 2016, Ares appointed Nathan W. Walton, a Partner in the Private Equity Group of Ares, and P. Scott Martin, the Founder, Chief Executive Officer and Senior Partner of BlackBrush Oil & Gas, LP, to the Board. Funds managed by Ares also own a controlling interest in BlackBrush.

        After the closing of the Private Placement, Ares will be the beneficial owner of 8,344,869 shares of common stock, representing approximately 42.9% of the Company's outstanding shares of common stock on a fully-diluted basis. Pursuant to the Registration Rights Agreement entered into in connection with the Previous Ares Transaction, Ares and its affiliates will have registration rights with regard to all shares of common stock that they own. In connection with the Stockholder Agreement and as a result of the Previous Ares Transaction, Ares will also have the right to appoint two out of nine directors to our Board, and the ability to designate an additional nominee to our Board, subject to approval by the Nominating and Corporate Governance Committee. Additionally, the terms of the Stockholder Agreement will limit Ares and its affiliates from making any additional acquisitions of common stock that would cause its beneficial ownership on a fully diluted basis to exceed 45% of the common stock of the Company, and will require approval by a majority of the unaffiliated Board members or by a majority of the Company's shareholders (excluding Ares and its affiliates) for any related party transaction between the Company and Ares and its affiliates. After the closing of the Private Placement, Ares will be the beneficial owner of 8,344,869 shares of common stock, representing approximately 42.9% for purposes of the Ownership Cap. See "Actions by Written Consent—Background—Stockholder Agreement" and "—Registration Rights" above for additional information.

        For additional information about the interests of our directors and officers in the Private Placement, see "Security Ownership of Certain Beneficial Owners and Management."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock (i) as of July 22, 2016 and (ii) as adjusted to reflect the issuance of 5,051,100 shares of common stock to be issued upon the closing of the Private Placement, by:

  •
  Each person who is the beneficial owner of 5% or more of the outstanding common stock (based upon copies of all Schedule 13Gs, Schedule 13Ds and, if applicable, Form 4s and Form 5s provided to the Company);

  •
  Each director of the Company and each nominee for director;

  •
  The named executive officers; and

  •
  All officers and directors of the Company as a group.

        As of July 22, 2016, 12,169,536 shares of our common stock were outstanding. After the closing of the Private Placement, 17,220,636 shares of common stock will be outstanding. Unless otherwise noted, the mailing address of each person or entity named in the table below is Clayton Williams Energy, Inc., 6 Desta Drive, Suite 6500, Midland, Texas 79705.

	Before Closing of Private Placement			After Closing of Private Placement
Name and Address of Beneficial Owner	Number of Shares		Percent of Class	Number of Shares		Percent of Class
The Williams Children's Partnership, Ltd.(1)	3,041,412		25.0%	3,041,412		17.7%
Clayton W. Williams, Jr.(1)	3,107,642	(2)	25.5%	3,107,642	(2)	18.0%
Mel G. Riggs	3,061,008	(3)	25.2%	3,061,008	(3)	17.8%
Ares Management LLC	3,293,769	(4)	22.8%	8,344,869	(4)	42.9%
2000 Avenue of the Stars,
12th Floor
Los Angeles, CA 90067
GRT Capital Partners, L.L.C.	663,524	(5)	5.5%	663,524	(5)	3.9%
One Liberty Square, 11th Floor
Boston, MA 02109
Integrated Core Strategies (US) LLC	648,943	(6)	5.3%	648,943	(6)	3.8%
c/o Millennium Management LLC
666 Fifth Avenue
New York, NY 10103
Michael L. Pollard	9,633	(7)	*	9,633	(7)	*
Samuel L. Lyssy, Jr.	4,832	(8)	*	4,832	(8)	*
Gregory S. Welborn	1,951	(9)	*	1,951	(9)	*
Davis L. Ford	20,681		*	20,681		*
Jordan R. Smith	400		*	400		*
Ted Gray, Jr.	—		*	—		*
P. Scott Martin	—		*	—		*
Nathan W. Walton	—		—	—		*
All officers and directors as a group (16 persons)	6,276,582		51.6%	6,276,582		36.4%

*
Less than 1 percent of the shares outstanding.

(1)
The mailing address of The Williams Children's Partnership, Ltd. and Mr. Williams is 6 Desta Drive, Suite 3000, Midland, Texas 79705. The Williams Children's Partnership, Ltd. is a family partnership of which Mr. Williams' adult children are the limited partners, and Mel G. Riggs is the sole general partner.

(2)
Consists of (a) an aggregate of 1,247,488 shares owned by CWPLCO, Inc. and beneficially owned by Mr. Williams due to Mr. Williams' control of CWPLCO, Inc., (b) 1,771,219 shares owned by CW Stock Holdco, L.P. and beneficially owned by Mr. Williams due to Mr. Williams' control of CW Stock Holdco, L.P., (c) 11,044 shares owned by Mr. Williams' wife, (d) 588 shares owned by a trust of which Mrs. Williams is the trustee, (e) 14,954 shares held in the Company's 401(k) Plan & Trust over which Mr. Williams exercises investment control, (f) 49,179 shares in trusts of which Mr. Williams is the Trustee, (g) 5,749 shares in a trust for the benefit of Mr. Williams of which Mrs. Williams is the Trustee, and (h) 7,421 shares owned by Mr. Williams' grandchildren for which Mrs. Williams is custodian.

(3)
Consists of (a) 14,588 shares directly owned by Mr. Riggs, (b) 3,626 shares held in the Company's 401(k) Plan & Trust over which Mr. Riggs exercises investment control, (c) 1,382 shares over which Mr. Riggs exercises control under a Power of Attorney, and (d) 3,041,412 shares owned by The Williams Children's Partnership, Ltd. over which Mr. Riggs exercises investment control. Mr. Riggs is the sole member of LPL/Williams GP, LLC, which is the general partner of The Williams Children's Partnership, Ltd. Mr. Riggs has a pecuniary interest in only 0.002% of the stock held by The Williams Children's Partnership, Ltd. and disclaims beneficial ownership of the remaining 99.998% of the stock.

(4)
Includes warrants currently exercisable for an aggregate of 2,251,364 shares. According to an Amendment to Schedule 13D filed with the SEC on July 25, 2016, Ares Management LLC has sole voting power with regard to zero shares, shared voting power with regard to 3,293,769 shares, sole dispositive power with regard to zero shares, and shared dispositive power regard to 3,293,769 shares.

(5)
According to a Schedule 13G filed with the SEC on February 16, 2016, GRT Capital Partners, L.L.C. has sole voting power with regard to 663,524 shares, shared voting power with regard to zero shares, sole dispositive power with regard to 663,524 shares, and shared dispositive power with regard to zero shares.

(6)
According to an Amendment to Schedule 13G filed with the SEC on January 14, 2016, by Integrated Core Strategies (US) LLC and its affiliates, referred to as the Integrated Core Group, including Millennium Management LLC, the general partner of the managing member of Integrated Core Strategies (US) LLC, the Integrated Core Group has sole voting power with regard to zero shares, shared voting power with regard to 648,943 shares, sole dispositive power with regard to zero shares, and shared dispositive power regard to 648,943 shares.

(7)
Includes 8,533 shares held in the Company's 401(k) Plan & Trust over which Mr. Pollard exercises investment control.

(8)
Consists of 4,832 shares held in the Company's 401(k) Plan & Trust over which Mr. Lyssy exercises investment control.

(9)
Consists of 1,951 shares held in the Company's 401(k) Plan & Trust over which Mr. Welborn exercises investment control.

 WHERE YOU CAN FIND MORE INFORMATION

        We file periodic reports, proxy and information statements and other information with the SEC in accordance with the requirements of the Exchange Act. Our SEC filings are available to the public over the Internet at the SEC's web site at www.sec.gov. You also may read and copy any document we file at the SEC's public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. Our common stock is listed and traded on the NYSE under the trading symbol "CWEI."

SHAREHOLDERS SHARING AN ADDRESS

        One copy of this information statement will be sent to shareholders who share an address, unless they have notified the Company that they want to receive multiple packages. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householded mailing of this information statement and you would like to have additional copies mailed to you or you would like to opt out of this practice for future mailings, the Company will promptly deliver such additional copies to you if you submit your request in writing to Clayton Williams Energy, Inc., Attn: Investor Relations, 6 Desta Drive, Suite 6500, Midland, Texas 79705, or by contacting Investor Relations at (432) 688-3419. In addition, shareholders sharing an address who are currently receiving multiple copies may also notify the Company at such address or phone number if they wish to receive only a single copy.

ADDITIONAL INFORMATION

        If you would like to receive further information about Clayton Williams Energy, Inc., please visit the Company's website at www.claytonwilliams.com. The "Investors" section of the Company's website contains, among other things, management presentations, financial information, stock quotes and links to the Company's filings with the SEC.

        In this information statement, the Company states that information and documents are available on the Company's website. These references are merely intended to suggest where the Company's shareholders may obtain additional information. The materials and other information presented on the Company's website are not incorporated in and should not otherwise be considered part of this information statement.

By order of the Board of Directors, McRae M. Biggar Secretary

Dated: August 8, 2016

 Annex A

COMMON STOCK PURCHASE AGREEMENT

by and among

CLAYTON WILLIAMS ENERGY, INC.

and

THE PURCHASERS NAMED ON SCHEDULE A HERETO

July 22, 2016

A-i

A-ii

 COMMON STOCK PURCHASE AGREEMENT

        This COMMON STOCK PURCHASE AGREEMENT, dated as of July 22, 2016 (this "Agreement"), is by and among CLAYTON WILLIAMS ENERGY, INC., a Delaware corporation (the "Company"), and each of the purchasers listed on Schedule A hereto (each a "Purchaser" and collectively, the "Purchasers").

        WHEREAS, the Company desires to issue and sell to the Purchasers, and each Purchaser desires to purchase from the Company, certain shares of the Company's common stock, par value $0.10 per share (the "Common Shares") in accordance with the provisions of this Agreement;

        WHEREAS, at Closing (as defined below), the Company and the Purchasers will enter into a Stockholder Agreement (the "Stockholder Agreement") in the form attached hereto as Exhibit A, pursuant to which the Company will provide the Purchasers with certain board nomination rights with respect to the Common Shares acquired pursuant hereto and pursuant to which the Company and the Purchasers will make certain other agreements;

        WHEREAS, in connection with the transactions contemplated by this Agreement, the board of directors of the Company and the requisite holders of Preferred Stock (as defined below) have approved an increase in the size of the board of directors of the Company from seven to nine directors, such increase to be effective as of the Closing;

        WHEREAS, the Company is party to that certain Credit Agreement dated as of March 8, 2016, among the Company, certain subsidiaries of the Company, as guarantors, certain affiliates of the Purchasers and the other financial institutions party thereto from time to time, as lenders, and Wilmington Trust, National Association, as administrative agent (as amended by the certain Amendment No. 1 to Credit Agreement entered into on March 15, 2016 and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

        WHEREAS, in connection with the transactions contemplated by this Agreement, the Company, certain subsidiaries of the Company, as guarantors, certain affiliates of the Purchasers and the other financial institutions party thereto from time to time, as lenders, and Wilmington Trust, National Association, as administrative agent, have entered into an amendment to the Credit Agreement (the "Credit Agreement Amendment"), such amendment to be effective as of the Closing, pursuant to which the lenders agree to the consent and waiver of certain matters relating to the use of proceeds from the transactions contemplated by this Agreement and certain other transactions; and

        WHEREAS, concurrent with the execution of this Agreement and in connection with the transactions contemplated by this Agreement, the Company has received a written consent delivered by holders of a majority of the Common Shares of the Company irrevocably approving the transactions contemplated by this Agreement (the "Company Stockholder Approval").

        NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchasers, hereby agree as follows:

ARTICLE I
DEFINITIONS

        Section 1.1    Definitions.     As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

        "Agreement" has the meaning specified in the introductory paragraph.

        "Antitrust Laws" means, collectively, (a) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (b) the Sherman Antitrust Act of 1890, as amended; (c) the Clayton Act of 1914, as amended; (d) the Federal Trade Commission Act of 1914, as amended; (e) any other applicable Law designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade; and (f) any applicable Law that requires one or more parties to certain transactions to submit notice or information to a Governmental Authority charged with enforcing any applicable Law identified in clause (e) of this definition.

        "Business Day" means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the state of New York are authorized or required by Law or other governmental action to close.

        "Closing" has the meaning specified in Section 2.2.

        "Closing Date" has the meaning specified in Section 2.2.

        "Commission" means the United States Securities and Exchange Commission.

        "Company" has the meaning specified in the introductory paragraph.

        "Company Financial Statements" has the meaning specified in Section 3.8.

        "Company Related Parties" has the meaning specified in Section 6.2.

        "Company SEC Documents" has the meaning specified in Section 3.8.

        "Company Stockholder Approval" has the meaning specified in the recitals.

        "Common Share Price" means $29.6965.

        "Common Shares" has the meaning specified in the recitals.

        "Credit Agreement" has the meaning specified in the recitals.

        "Credit Agreement Amendment" has the meaning specified in the recitals.

        "DGCL" means the General Corporation Law of the State of Delaware, as amended.

        "Environmental Laws" has the meaning specified in Section 3.10.

        "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations of the Commission promulgated thereunder.

        "FCPA" has the meaning specified in Section 3.13.

        "GAAP" has the meaning specified in Section 3.9.

        "Governmental Authority" means, with respect to a particular Person, any country, state, county, city and political subdivision in which such Person or such Person's Property is located or that exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authority that exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein with respect to the Company mean a Governmental Authority having jurisdiction over the Company, its Subsidiaries or any of their respective Properties.

        "Indemnified Party" has the meaning specified in Section 6.3.

        "Indemnifying Party" has the meaning specified in Section 6.3.

        "Information Statement" has the meaning specified in Section 5.2.

        "Law" means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation.

        "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purpose of this Agreement, a Person shall be deemed to be the owner of any Property that it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

        "Losses" has the meaning specified in Section 6.1.

        "Material Adverse Effect" means any change, event, development, circumstance, condition, occurrence or effect that, individually or in the aggregate, has a material adverse effect on the business, assets, liabilities, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, but none of the following changes, events, developments, conditions, occurrences or effects (either alone or in combination) will be taken into account for purposes of determining whether a Material Adverse Effect has occurred: (a) changes in the general economic, financial, credit or securities markets (b) changes in general economic conditions in the oil and gas exploration and production industry as a result of changes in the price of oil or natural gas; (c) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis, including acts of terrorism; (d) any hurricane, tornado, flood, earthquake or other natural disaster or any pandemic; (e) any changes in accounting requirements or principles imposed upon the Company and its Subsidiaries or their respective businesses or any changes in GAAP (or authoritative interpretation of GAAP); (f) any change in the market price or trading volume of the Common Shares (it being understood and agreed that the exception in this clause (f) shall not preclude any Party from asserting that the facts, circumstances, changes, events, developments, conditions, occurrences or effects giving rise to such change should be deemed to constitute, or be taken into account in determining whether there has been a Material Adverse Effect); and (g) changes in any Laws or regulations applicable to the Company or its Subsidiaries or the industries in which they operates or the interpretations thereof; provided, however, that any change, event, development, circumstance, condition, occurrence or effect referred to in clauses (a), (b), (c), (d) or (g) will be taken into account for purposes of determining whether a Material Adverse Effect has occurred if and to the extent that such change, event, development, circumstance, condition, occurrence or effect disproportionately affects the Company and its Subsidiaries, taken as a whole, as compared to other similarly situated Persons operating in the industries in which the Company and its Subsidiaries operate.

        "Money Laundering Laws" has the meaning specified in Section 3.14.

        "NYSE" means The New York Stock Exchange, Inc.

        "OFAC" has the meaning specified in Section 3.15.

        "Operative Documents" means, collectively, this Agreement and the Stockholder Agreement, and any amendments, supplements, continuations or modifications thereto.

        "Outside Date" has the meaning specified in Section 7.9(b).

        "Person" means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other form of entity.

        "Preferred Stock" has the meaning specified in Section 3.2.

        "Press Release" has the meaning specified in Section 5.1(b).

        "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

        "Purchase Price" means, with respect to a particular Purchaser, the portion of the aggregate amount set forth on Schedule A hereto under the column titled "Purchase Price" set forth opposite such Purchaser's name on the Allocation Schedule.

        "Purchased Shares" means, with respect to a particular Purchaser, the portion of the aggregate number of Common Shares set forth on Schedule A hereto under the column titled "Aggregate Shares of Common Stock" opposite such Purchaser's name on the Allocation Schedule.

        "Purchaser" and "Purchasers" have the meanings specified in the introductory paragraph.

        "Purchaser Related Parties" has the meaning specified in Section 6.1.

        "Registration Rights Agreement" means that certain Registration Rights Agreement, dated March 15, 2016, between the Company and the sellers listed on Schedule I attached thereto.

        "Representatives" of any Person means the Affiliates, officers, directors, managers, employees, agents, counsel, accountants, investment bankers, investment advisers and other representatives of such Person.

        "Securities Act" means the Securities Act of 1933 and the rules and regulations of the Commission promulgated thereunder.

        "Short Sales" means, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

        "Stockholder Agreement" has the meaning specified in the recitals hereto.

        "Subsidiary" has the meaning set forth in Rule 405 of the rules and regulations promulgated under the Securities Act.

ARTICLE II
AGREEMENT TO SELL AND PURCHASE

        Section 2.1    Sale and Purchase.     Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Purchasers and each Purchaser hereby agrees to purchase from the Company, its respective Purchased Shares, and each Purchaser agrees to pay the Company the Common Share Price for each Purchased Share.

        Section 2.2    Closing.     Pursuant to the terms of this Agreement, the consummation of the purchase and sale of the Purchased Shares hereunder (the "Closing") shall take place at the offices of Vinson & Elkins L.L.P., 2801 Via Fortuna, Suite 100, Austin, Texas 78746 at 9:00 a.m. (Central Time) on the date that all conditions set forth in Sections 2.3 and 2.4 have been satisfied or waived (other than those conditions that by their nature are to be satisfied by actions taken at Closing), or at such other time as the Company and Purchasers representing a majority of the aggregate Purchase Prices determine (the date of such closing, the "Closing Date"). At least two Business Days prior to the Closing Date, the Purchasers shall deliver to the Company a schedule setting forth, with respect to a particular Purchaser, (a) the portion of the aggregate amount set forth on Schedule A hereto under the column titled "Purchase Price" to be purchased by such Purchaser and (b) the portion (which must be a whole number) of the aggregate number of Common Shares set forth on Schedule A hereto under the column titled "Aggregate Shares of Common Stock" to be purchased by such Purchaser (such schedule the "Allocation Schedule"), and the aggregate number of Purchase Shares and amount of Purchase Price with respect to the Purchasers set forth on the Allocation Schedule shall be equal to the "Aggregate Shares of Common Stock" and "Aggregate Purchase Price" set forth on Schedule A hereto. The parties agree that the Closing may occur via delivery of facsimiles or photocopies of the Operative Documents and the closing deliverables contemplated hereby and thereby. Unless otherwise provided herein, all proceedings to be taken and all documents to be executed and delivered by all parties at the Closing will be deemed to have been taken and executed simultaneously, and no proceedings will be deemed to have been taken nor documents executed or delivered until all have been taken.

        Section 2.3    Each Purchaser's Conditions.     The obligation of each Purchaser to consummate the purchase of its Purchased Shares shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Purchaser on behalf of itself in writing with respect to its Purchased Shares, in whole or in part, to the extent permitted by applicable Law):

          (a)   the Company shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Company on or prior to the Closing Date;

          (b)   (i) the representations and warranties of the Company that are either (x) set forth in Sections 3.1, 3.2, and 3.5 or (y) qualified by materiality or a Material Adverse Effect, shall be true and correct when made and as of the Closing Date and (ii) all other representations and warranties of the Company shall be true and correct in all material respects when made and as of the Closing Date, in each case as though made at and as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only);

          (c)   the NYSE shall have authorized, upon official notice of issuance, the listing of the Purchased Shares;

          (d)   no notice of delisting from the NYSE shall have been received by the Company with respect to the Common Shares;

          (e)   the Company Stockholder Approval shall have been obtained, and the Company shall have notified its stockholders of the Company Stockholder Approval pursuant to the DGCL;

          (f)    the Information Statement shall have been cleared by the Commission and shall have been sent to the stockholders of the Company entitled to notice thereof (in accordance with Regulation 14C of the Exchange Act) at least 20 days prior to the Closing Date;

          (g)   the Company shall have provided evidence of all necessary approvals or waivers required under its existing debt documentation to ensure that no default or acceleration under such debt documentation is caused by the consummation of the transactions contemplated by this Agreement;

          (h)   the filings of the Company and each Purchaser pursuant to the Antitrust Laws, if any, shall have been made and the applicable waiting period and any extensions thereof shall have expired or been terminated;

          (i)    from the date of this Agreement through the Closing Date, no event or circumstance shall have occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect;

          (j)    no Law, judgment, injunction, order, ruling, or decree shall have been enacted, promulgated, entered, or enforced by any Governmental Authority which would prohibit the consummation of the transactions contemplated by this Agreement, and there shall be no legal proceeding or action pending or threatened by any Governmental Authority that seeks to enact, issue, promulgate, enforce, or enter into any such Law, judgment, injunction, order, ruling, or decree or that seeks to enjoin or prohibit the consummation of the transactions contemplated hereby;

          (k)   the Company shall not have filed for bankruptcy;

          (l)    the Purchasers, shall have received an opinion from Vinson & Elkins LLP, counsel for the Company, dated the Closing Date, in the form attached as Exhibit B hereto;

          (m)  the Chief Executive Officer or Chief Financial Officer of the Company shall have delivered to the Purchasers, at the Closing a certificate stating that the conditions specified in Section 2.3(a) and Section 2.3(b) hereof have been fulfilled; and

          (n)   the Company shall have delivered, or caused to be delivered, to the Purchasers, at the Closing, the Company's closing deliveries described in Section 2.5.

        Section 2.4    Company's Conditions.     The obligation of the Company to consummate the issuance and sale of the Purchased Shares to the Purchasers shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions with respect to all Purchasers (any or all of which may be waived by the Company in writing, in whole or in part, to the extent permitted by applicable Law):

          (a)   (i) the representations and warranties of such Purchaser set forth in Section 4.5, 4.6 and 4.7 shall be true and correct when made and as of the Closing Date and (ii) the representations and warranties of such Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date (except that representations of such Purchaser made as of a specific date shall be required to be true and correct as of such date only);

          (b)   each Purchaser shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by that Purchaser on or prior to the Closing Date;

          (c)   the Company shall have notified its stockholders of the Company Stockholder Approval pursuant to the DGCL, and the Information Statement shall have been cleared by the Commission and shall have been sent to the stockholders of the Company entitled to notice thereof (in accordance with Regulation 14C of the Exchange Act) at least 20 days prior to the Closing Date;

          (d)   the filings of the Company and each Purchaser pursuant to the Antitrust Laws, if any, shall have been made and the applicable waiting period and any extensions thereof shall have expired or been terminated;

          (e)   no Law, judgment, injunction, order, ruling, or decree shall have been enacted, promulgated, entered, or enforced by any Governmental Authority which would prohibit the consummation of the transactions contemplated by this Agreement, and there shall be no legal proceeding or action pending or threatened by any Governmental Authority that seeks to enact, issue, promulgate, enforce, or enter into any such Law, judgment, injunction, order, ruling, or decree or that seeks to enjoin or prohibit the consummation of the transactions contemplated hereby;

          (f)    a senior executive officer of an affiliate of the Purchasers shall have delivered to the Company at the Closing a certificate stating that the conditions specified in Section 2.4(a) and Section 2.4(b) hereof have been fulfilled; and

          (g)   each Purchaser shall have delivered, or caused to be delivered, to the Company at the Closing such Purchaser's closing deliveries described in Section 2.6.

        Section 2.5    Deliveries by the Company.     Upon the terms and subject to the conditions of this Agreement, at the Closing, the Company will deliver (or cause to be delivered) the following:

          (a)   evidence of the Purchased Shares credited to book-entry accounts maintained by the Company's transfer agent, bearing the legend or restrictive notation set forth in Section 4.10, free and clear of any Liens, other than transfer restrictions under applicable federal and state securities laws;

          (b)   a certificate of the Secretary of State of the State of Delaware, dated a recent date, to the effect that the Company is in good standing;

          (c)   a cross receipt executed by the Company and delivered to such Purchaser certifying that it has received the Purchase Price from such Purchaser as of the Closing Date;

          (d)   the Stockholder Agreement, which shall have been duly executed by the Company;

          (e)   the certificate referenced in Section 2.3(m) hereof; and

          (f)    a certificate of the Secretary or Assistant Secretary of the Company, certifying as to (1) the Second Amended and Restated Certificate of Incorporation of the Company, as amended, and the Corporate Bylaws of the Company, as amended, (2) board resolutions authorizing the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby, including the issuance of the Purchased Shares, (3) the Company Stockholder Approval and (4) the incumbency of the officers authorized to execute the Operative Documents, setting forth the name and title and bearing the signatures of such officers.

        Section 2.6    Purchaser Deliveries.     Upon the terms and subject to the conditions of this Agreement, at the Closing, each Purchaser will deliver (or cause to be delivered) the following:

          (a)   the Purchase Price payable by such Purchaser in accordance with the Allocation Schedule, by wire transfer of immediately available funds;

          (b)   a Form W-9 executed by such Purchaser;

          (c)   the Stockholder Agreement, which shall have been duly executed by such Purchaser;

          (d)   a cross-receipt executed by such Purchaser and delivered to the Company certifying that such Purchaser has received the Purchased Shares from the Company on the Closing Date; and

          (e)   the certificate referenced in Section 2.4(f).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to each Purchaser as follows:

        Section 3.1    Existence.     The Company has been duly incorporated and is existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct the businesses in which it is currently engaged and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be duly qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        Section 3.2    Capitalization.

          (a)   The authorized capital stock of the Company consists of (i) 3,000,000 shares of preferred stock, par value $0.10 per share ("Preferred Stock"), and (ii) 30,000,000 shares of Common Shares. As of the close of business on July 22, 2016, there were (i) 3,500 shares of Preferred Stock outstanding and (ii) 12,169,536 shares of Common Shares outstanding. All issued and outstanding shares of Preferred Stock and Common Shares have been duly authorized and validly issued and are fully paid and nonassessable.

          (b)   As of the close of business on July 22, 2016, the Company has reserved an aggregate of 1,400,000 shares of Common Shares for issuance pursuant to the Company's Long-Term Incentive Plan, under which (i) no shares have been issued and are reflected in the currently outstanding Common Shares, and (ii) 1,400,000 shares remain available for future grant.

          (c)   As of the close of business on July 22, 2016, the Company has authorized and reserved for issuance an aggregate of 2,251,364 shares of Common Shares pursuant to the exercise of warrants granted to funds managed by Ares Management, L.P., as further disclosed in the Company SEC Documents.

        Section 3.3    Subsidiaries.     As of the date hereof, the entities listed on Schedule B hereto are the only direct or indirect Subsidiaries of the Company. As of the date hereof, each such Subsidiary has been duly incorporated or formed and is existing and in good standing under the laws of the jurisdiction of its incorporation or formation, with corporate, limited liability company, limited partnership, or other similar power and authority to own its properties and conduct businesses in which it is currently engaged; and each Subsidiary listed on Schedule B hereto is duly qualified to do business as a foreign corporation or other entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be duly qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each such Subsidiary has been duly authorized and validly issued and, in the case of any such corporation, is fully paid and nonassessable; and the capital stock or other ownership interests of each such Subsidiary owned by the Company, directly or indirectly, is owned free from liens, encumbrances and defects, except for Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Company SEC Documents, or as otherwise would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        Section 3.4    No Conflict.     Except as set forth on Schedule 3.4, the execution, delivery and performance of this Agreement and the issuance and sale of the Purchased Shares will not result in a breach or violation of any of the terms and provisions of, or constitute, or with the giving of notice or lapse of time, would constitute, a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, (i) their respective certificate of formation, limited liability company agreement, limited partnership agreement, charter, or by-laws or similar organizational documents of the Company or any of its Subsidiaries, (ii) other than the expiration or termination of any applicable waiting period under the Antitrust Laws, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their properties, or (iii) any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties of the Company or any of its Subsidiaries is subject, except in the case of clauses (ii) and (iii) as would not reasonably be expected to have a Material Adverse Effect.

        Section 3.5    Authority.

          (a)   Each of the Operative Documents has been or will be validly executed and delivered by the Company and, assuming due authorization, execution and delivery by each Purchaser or its Affiliate, as applicable (if either such Purchaser or its Affiliate is a party thereto), constitutes, or will constitute, the legal, valid and binding obligations of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and by general principles of equity.

          (b)   The Purchased Shares have been duly authorized and, when the Purchased Shares have been delivered and paid for in accordance with this Agreement on the Closing Date, such Purchased Shares will be validly issued, fully paid and nonassessable; the stockholders of the Company have no preemptive rights with respect to the Purchased Shares; and none of the outstanding shares of capital stock of the Company have been issued in violation of any preemptive or similar rights of any security holder. Except as described or disclosed herein, in the Registration Rights Agreement or in the Company SEC Documents there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to register, issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligations or any such warrants, rights or options.

          (c)   The holders of a majority of the Common Shares have irrevocably provided the Company Stockholder Approval, and no additional stockholder approval or stockholder action is necessary or required for the issuance of the Purchased Shares or the consummation of the transactions contemplated by this Agreement, regardless of any subsequent transfer or disposition of Common Shares; and the holders of the Common Shares that irrevocably provided the Company Stockholder Approval hold a majority of the Common Shares of the Company.

        Section 3.6    Approvals.     No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement, except (i) such as have been obtained, (ii) where the failure of the Company to obtain or make any such consent, approval, authorization, order, filing or registration would not reasonably be expected to have a Material Adverse Effect, (iii) such as have been made or as may be required under state or foreign securities or "Blue Sky" laws, (iv) the approval for listing on the NYSE of the Purchased Shares, (v) the filing with the Commission of such reports under the Exchange Act or the Securities Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, including the Information Statement and (vi) the filing of approvals, waivers or consents under Antitrust Laws, and the expiration or termination of the applicable waiting periods thereunder, if necessary.

        Section 3.7    Compliance with Laws.     Neither the Company nor any of its Subsidiaries is in violation of any Law applicable to the Company or its Subsidiaries, except as would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, except where such potential revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

        Section 3.8    Periodic Reports.     Since June 30, 2015, all forms, registration statements, reports, schedules and statements required to be filed by the Company under the Exchange Act or the Securities Act (all such documents, including the exhibits thereto, prior to the date hereof, collectively the "Company SEC Documents") have been filed with the Commission on a timely basis. The Company SEC Documents, including, without limitation, any audited or unaudited financial statements and any notes thereto or schedules included therein (the "Company Financial Statements"), at the time filed (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (b) complied as to form in all material respects with the applicable requirements of the Exchange Act and the Securities Act (and the rules and regulations of the Commission thereunder), as the case may be, (c) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, (d) with respect to the Company Financial Statements, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), and (e) with respect to the Company Financial Statements, fairly present (subject in the case of unaudited statements to normal and recurring audit adjustments) in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. KPMG LLP is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

        Section 3.9    Accounting and Disclosure Controls.     The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls that are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described or disclosed in the Company SEC Documents, since the date of the most recent balance sheet of the Company and its Subsidiaries reviewed or audited by KPMG LLP, (i) the Company has not been advised of or become aware of (A) any significant deficiencies or material weaknesses in the design or operation of internal controls that could adversely affect the ability of the Company or any of its Subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its Subsidiaries; and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. The Company and its Subsidiaries have established, maintained and periodically evaluate the effectiveness of "disclosure controls and procedures" (as defined in Rules 13a-15 and 15d-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports that it will be required to file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Company's management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

        Section 3.10    Compliance with and Liability Under Environmental Laws.     The Company (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety (to the extent such health and safety relate to exposure to hazardous or toxic substances or wastes, pollutants or contaminants), the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as they are currently being conducted, and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive such required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect. There are no costs or liabilities arising under Environmental Laws with respect to the operations or properties of the Company (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties, compliance with Environmental Laws, any permit, license or approval or any related legal constraints on operating activities, and any potential liabilities of third parties assumed under contract by the Company) that would, individually or in the aggregate, have a Material Adverse Effect.

        Section 3.11    Litigation.     Except as described or disclosed in the Company SEC Documents, there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company, any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are threatened or, to the Company's knowledge, contemplated.

        Section 3.12    No Material Adverse Effect.     Since December 31, 2015, no event or circumstance has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

        Section 3.13    FCPA.     Neither the Company nor any of its Subsidiaries nor any director, officer or controlled Affiliate of the Company or any of its Subsidiaries nor, to the knowledge of the Company, any agent or employee of the Company or any of its Subsidiaries nor, to the knowledge of the Company, any Affiliate of the Company or any of its Subsidiaries that is not controlled by or under common control with the Company or any of its Subsidiaries, is aware of, has taken or will take any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

        Section 3.14    Compliance with Money Laundering Laws.     The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

        Section 3.15    OFAC.     Neither the Company nor any of its Subsidiaries nor any director, officer, employee or Affiliate, nor to the Company's knowledge, agent, of the Company or any of its Subsidiaries (i) is currently subject to any sanctions administered imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC") or (ii) will, directly or indirectly, use the proceeds from the issuance of the Purchased Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person in any manner that will result in a violation of any economic sanctions imposed by the United States (including any administered or enforced by OFAC, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty's Treasury) by, or could result in the imposition of Sanctions against, any Person (including any Person participating in the transactions contemplated by this Agreement, whether as advisor, investor or otherwise).

        Section 3.16    Certain Fees.     Other than fees paid to The Goldman Sachs Group, Inc., no fees or commissions are or will be payable by the Company to brokers, finders, or investment bankers with respect to the sale of any of the Purchased Shares or the consummation of the transaction contemplated by this Agreement. The Company agrees that it will indemnify and hold harmless the Purchasers from and against any and all claims, demands, or liabilities for broker's, finder's, placement, or other similar fees or commissions incurred by the Company in connection with the sale of the Purchased Shares or the consummation of the transactions contemplated by this Agreement.

        Section 3.17    No General Solicitation; No Advertising.     The Company has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Purchased Shares by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

        Section 3.18    No Registration Required.     Assuming the accuracy of the representations and warranties of each Purchaser contained in Article IV, the issuance and sale of the Purchased Shares pursuant to this Agreement is exempt from registration requirements of the Securities Act, and neither the Company nor, to the knowledge of the Company, any authorized Representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

        Section 3.19    No Integration.     Neither the Company nor any of its Affiliates have, directly or indirectly through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) that is or will be integrated with the sale of the Purchased Shares in a manner that would require registration under the Securities Act.

        Section 3.20    Investment Company Status.     The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

        Each Purchaser hereby represents and warrants to the Company that:

        Section 4.1    Existence.     Such Purchaser is duly organized and validly existing and in good standing under the Laws of its jurisdiction of organization, with all requisite power and authority to own, lease, use and operate its Properties and to conduct its business as currently conducted.

        Section 4.2    Authorization, Enforceability.     Such Purchaser has all necessary corporate, limited liability company or partnership power and authority to execute, deliver and perform its obligations under this Agreement and the Stockholder Agreement and to consummate the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of this Agreement has been duly authorized by all necessary action on the part of such Purchaser; and this Agreement and the Stockholder Agreement constitute the legal, valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors' rights generally or by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith.

        Section 4.3    No Breach.     The execution, delivery and performance of this Agreement and the Stockholder Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Purchaser is a party or by which such Purchaser is bound or to which any of the property or assets of such Purchaser is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of such Purchaser, or (c) other than the expiration or termination of any applicable waiting period under the Antitrust Laws, violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Purchaser or the property or assets of such Purchaser, except in the cases of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement and the Stockholder Agreement.

        Section 4.4    Certain Fees.     No fees or commissions are or will be payable by such Purchaser to brokers, finders, or investment bankers with respect to the purchase of any of the Purchased Shares or the consummation of the transaction contemplated by this Agreement. Such Purchaser agrees that it will indemnify and hold harmless the Company from and against any and all claims, demands, or liabilities for broker's, finder's, placement, or other similar fees or commissions incurred by such Purchaser in connection with the purchase of the Purchased Shares or the consummation of the transactions contemplated by this Agreement.

        Section 4.5    Investment.     The Purchased Shares are being acquired for such Purchaser's own account, not as a nominee or agent, and with no present intention of distributing the Purchased Shares or any part thereof, and such Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities laws of the United States or any state, without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of the Purchased Shares under a registration statement under the Securities Act and applicable state securities laws or under an exemption from such registration available thereunder (including, without limitation, if available, Rule 144 promulgated thereunder). If such Purchaser should in the future decide to dispose of any of the Purchased Shares, such Purchaser understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state securities law, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities.

        Section 4.6    Nature of Purchaser.

          (a)   Such Purchaser represents and warrants to the Company that, (a) it is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act and (b) by reason of its business and financial experience it has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Shares, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.

          (b)   Such Purchaser or its Representatives have been furnished with materials relating to the business, finances and operations of the Company and relating to the offer and sale of the Purchased Shares that have been requested by such Purchaser. Such Purchaser or its Representatives has been afforded the opportunity to ask questions of the Company or its Representatives. Such Purchaser understands and acknowledges that its purchase of the Purchased Shares involves a high degree of risk and uncertainty. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Purchased Shares.

        Section 4.7    Restricted Securities.     Such Purchaser understands that the Purchased Shares are characterized as "restricted securities" under the federal securities Laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is knowledgeable with respect to Rule 144 of the Commission promulgated under the Securities Act.

        Section 4.8    Reliance Upon such Purchaser's Representations and Warranties.     Such Purchaser understands and acknowledges that the Purchased Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws, and that the Company is relying in part upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth in this Agreement in (i) concluding that the issuance and sale of the Purchased Shares is a "private offering" and, as such, is exempt from the registration requirements of the Securities Act, and (ii) determining the applicability of such exemptions and the suitability of such Purchaser to purchase the Purchased Shares.

        Section 4.9    Short Selling.     Such Purchaser has not engaged in any Short Sales involving Common Shares owned by it between the time it first began discussions with the Company about the transaction contemplated by this Agreement and the date of execution of this Agreement.

        Section 4.10    Legend; Restrictive Notation.     Such Purchaser understands that the book-entry account maintained by the transfer agent evidencing ownership of the Purchased Shares will bear the following legend or restrictive notation:

        "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND WERE OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT OR THE ISSUER HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT."

        Section 4.11    Company Information.     Such Purchaser acknowledges and agrees that the Company has provided or made available to such Purchaser (through EDGAR, the Company's website or otherwise) all Company SEC Documents, as well as all press releases or investor presentations issued by the Company through the date of this Agreement that are included in a filing by the Company on Form 8-K or clearly posted on the Company's website.

ARTICLE V

COVENANTS

        Section 5.1    Taking of Necessary Action; Certain Filings.

          (a)   Each of the parties hereto shall use its reasonable best efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions between the Company and the Purchasers contemplated by this Agreement related specifically to the acquisition of the Purchased Shares. Without limiting the foregoing, each of the Company and each Purchaser shall use its reasonable best efforts to make all filings and obtain all consents of Governmental Authorities that may be necessary or, in the reasonable opinion of the other parties, as the case may be, advisable for the consummation of the transactions contemplated by the Operative Documents. Each Purchaser agrees that its trading activities, if any, with respect to Company's securities will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the NYSE.

          (b)   Promptly following the execution of this Agreement, (i) no later than two (2) Business Days following the execution and delivery of this Agreement by the parties hereto, each Purchaser shall notify the Company whether its acquisition of the Purchased Shares is subject to any notification or filing under the Antitrust laws and (ii) no later than ten (10) Business Days following the execution and delivery of this Agreement by the parties hereto, the Purchasers (and, where required, the Company) will proceed to prepare and file all notifications required under Antitrust Laws with the applicable Governmental Authorities with respect to the transactions contemplated in the Operative Documents, along with such additional reports or notifications as may be required in connection with this Agreement under Antitrust Laws and diligently and expeditiously prosecute the same. Each party shall request early termination of the applicable waiting period. The Company and each Purchaser will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of any filing or submission which is required under any such Antitrust Law, and will cooperate with each other in the prosecution of all filings, requests, reports or notifications thereunder, provided, however, that nothing in this Section 5.1(b) shall require either party to provide to the other party any information covered by the attorney-client, work product or other applicable privileges absent the entry of a mutually agreeable joint defense agreement. The Company and each Purchaser will keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, any Governmental Authority.

          (c)   From the date of this Agreement through the later of the date of receipt of all clearances and approvals and the date of expiration or termination of the required waiting period, if any, under any applicable Antitrust Law, the parties to this Agreement agree to cooperate with each other in obtaining clearance, approval, or the expiration of the required waiting period under any applicable Antitrust Law.

          (d)   Notwithstanding the foregoing, nothing in this Section 5.1 shall require, or be construed to require, the Company or any of its Affiliates to agree to (i) sell, hold, divest, discontinue or limit, before or after the Closing Date, any assets, businesses or interests of the Company or any of its Affiliates; (ii) any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests; or (iii) any material modification or waiver of the terms and conditions of this Agreement.

        Section 5.2    Information Statement.     As soon as practicable, and no later than ten (10) Business Days following the execution and delivery of this Agreement by the parties hereto, the Company shall prepare and file with the Commission, in preliminary form, an information statement of the type contemplated by Rule 14c-2 promulgated under the Exchange Act related to this Agreement and the issuance of the Purchased Shares pursuant hereto (such information statement, including any amendment or supplement thereto, the "Information Statement"). The Company and each Purchaser will cooperate with each other in the preparation of the Information Statement. Without limiting the generality of the foregoing, each Purchaser will furnish to the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Information Statement. The Company shall use its reasonable best efforts to resolve all Commission comments with respect to the Information Statement as promptly as reasonably practicable after receipt thereof and to have the Information Statement cleared by the Staff of the Commission as promptly as reasonably practicable after such filing. If at any time any information relating to the Company or any Purchaser, or any of their respective Affiliates, should be discovered by the Company or such Purchaser that should be set forth in an amendment or supplement to the Information Statement so that the Information Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties, and an appropriate amendment or supplement describing such information shall be promptly filed with the Commission and, to the extent required by Law, disseminated to the stockholders of the Company entitled to notice thereof. Promptly after the Information Statement has been cleared by the Commission, in accordance with Rule 14c-2 promulgated under the Exchange Act and Section 228(e) of the DGCL, the Company shall promptly file the Information Statement with the Commission in definitive form, substantially in the form previously cleared or filed with the Commission, as the case may be, and provide a copy of the Information Statement to its stockholders that are entitled to notice thereof.

        Section 5.3    Expenses.     If the Closing occurs, the Company shall pay all of the reasonable fees and expenses of legal counsel incurred by the Purchasers in connection with the negotiation and consummation of this Agreement and the transactions contemplated hereby, in an amount up to a maximum of $750,000. Such costs and expenses shall be reimbursed by the Company promptly following a request for such reimbursement and delivery of documents evidencing the incurrence of such costs and expenses.

ARTICLE VI

INDEMNIFICATION

        Section 6.1    Indemnification by the Company.     The Company agrees to indemnify the Purchasers and their Representatives (collectively, "Purchaser Related Parties") from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses (collectively, "Losses") incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Company contained herein, provided that such claim for indemnification relating to a breach of the representations or warranties is made prior to the expiration of such representations or warranties. Notwithstanding anything herein to the contrary, the Company's aggregate liability for Losses under this Section 6.1 shall not exceed the aggregate purchase price for the Purchased Shares under this Agreement.

        Section 6.2    Indemnification by the Purchaser.     The Purchasers, jointly and severally, agree to indemnify the Company and its Representatives (collectively, "Company Related Parties") from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all Losses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of any Purchaser contained herein, provided that such claim for indemnification relating to a breach of the representations and warranties is made prior to the expiration of such representations and warranties. Notwithstanding anything herein to the contrary, the Purchasers' aggregate liability for Losses under this Section 6.2 shall not exceed the aggregate purchase price for the Purchased Shares under this Agreement.

        Section 6.3    Indemnification Procedure.     Promptly after any Company Related Party or Purchaser Related Party (hereinafter, the "Indemnified Party") has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third Person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the "Indemnifying Party") written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party's possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (a) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (b) if (i) the Indemnifying Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (ii) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party. Notwithstanding anything herein to the contrary, in no event shall any Indemnifying Party be entitled to recover under Section 6.1 or Section 6.2 (i) any special, indirect, exemplary, incidental, lost profits, speculative or punitive damages or (ii) in connection with a breach of a representation, warranty or covenant, damages that are not the reasonably foreseeable consequence of the breach of such representation, warranty or covenant; provided, however, that such limitations shall not prevent an Indemnifying Party from recovering under Section 6.1 or Section 6.2 for any such damages to the extent that such damages are direct damages in the form of diminution in value or are actually recovered by any third party in connection with any Losses that are indemnified under Section 6.1 or Section 6.2.

ARTICLE VII

MISCELLANEOUS

        Section 7.1    Interpretation.     Article, Section, Schedule, and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word "including" shall mean "including but not limited to." Whenever any party has an obligation under the Operative Documents, the expense of complying with that obligation shall be an expense of such party unless otherwise specified. Whenever any determination, consent, or approval is to be made or given by any Purchaser, such action shall be in such Purchaser's sole discretion unless otherwise specified in this Agreement. If any provision in the Operative Documents is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and the Operative Documents shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of the Operative Documents, and the remaining provisions shall remain in full force and effect. The Operative Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.

        Section 7.2    Survival of Provisions.     (a) The representations and warranties set forth in Sections 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 4.1 and 4.2 shall survive for thirty (30) days following the maximum period permitted by any applicable statute of limitations, (b) the representations and warranties set forth in Sections 3.7, 3.10, 3.11, 3.12, 4.3, 4.4 and 4.9 and the covenants contained in this Agreement shall survive for a period of twelve (12) months following the Closing Date regardless of any investigation made by or on behalf of the Company or any Purchaser and (c) all other representations and warranties set forth in Article III and Article IV shall expire at the Closing. Notwithstanding anything to the contrary herein, any claim for indemnification in respect of any breach of any representation, warranty, covenant or agreement contained herein or in respect of any other indemnifiable matter hereunder that is made in writing in accordance with the terms of Article VI on or prior to the applicable survival date set forth in this Section 7.2 shall survive the period set forth in this Section 7.2 until the final resolution thereof.

        Section 7.3    No Waiver; Modifications in Writing.

          (a)    Delay.    No failure or delay on the part of any party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.

          (b)    Amendments and Waivers.    Except as otherwise provided herein, no amendment, waiver, consent, modification, or termination of any provision of this Agreement or any other Operative Document shall be effective unless signed by each of the parties hereto or thereto affected by such amendment, waiver, consent, modification, or termination. Any amendment, supplement or modification of or to any provision of this Agreement or any other Operative Document, any waiver of any provision of this Agreement or any other Operative Document, and any consent to any departure by the Company from the terms of any provision of this Agreement or any other Operative Document shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

        Section 7.4    Binding Effect; Assignment.

          (a)    Binding Effect.    This Agreement shall be binding upon the Company, the Purchasers, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

          (b)    Assignment of Rights.    All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to any Affiliate of such Purchaser without the consent of the Company by delivery of an agreement to be bound and a revised Schedule A and Allocation Schedule, if applicable. No portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to a non-Affiliate without the written consent of the Company. No portion of the rights and obligations of the Company under this Agreement may be transferred by the Company without the written consent of the Purchasers purchasing a majority of the Purchased Shares set forth on Schedule A (which consent shall not be unreasonably withheld).

        Section 7.5    Communications.     All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

  (a)
  If to any Purchaser:

    Ares Management LLC
    2000 Avenue of the Stars, 12th Floor
    Los Angeles, California 90067
    Attention Nathan Walton and Naseem Sagati
    Facsimile: (310) 432-8701
    Email: walton@aresmgmt.com
                 nsagati@aresmgmt.com

    with a copy to (which shall not constitute notice):
    Kirkland & Ellis LLP
    600 Travis Street, Suite 3300
    Houston, Texas 77002
    Attention: Matthew R. Pacey, P.C. and
                 Lucas E. Spivey
    Facsimile: (713) 835-3601
    Email: matt.pacey@kirkland.com
                 lucas.spivey@kirkland.com

  (b)
  If to Clayton Williams Energy, Inc.:

    Six Desta Drive
    Suite 6500
    Midland, TX 79705
    Attention: Mel G. Riggs
    Facsimile: (432) 688-3247

    with a copy to:

    Vinson & Elkins L.L.P.
    2801 Via Fortuna
    Suite 100
    Austin, TX 78746
    Attention: Milam F. Newby
    Facsimile: (512) 542-8612

or to such other address as the Company or such Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

        Section 7.6    Entire Agreement.     This Agreement, the other Operative Documents and the other agreements and documents referred to herein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or the other Operative Documents with respect to the rights granted by the Company or any of its Affiliates or any Purchaser or any of its Affiliates set forth herein or therein. This Agreement, the other Operative Documents and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the parties with respect to such subject matter.

        Section 7.7    Governing Law; Waiver of Trial by Jury.     This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), will be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of laws. Any action against any party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Delaware, and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Delaware over any such action. The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection that they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES, AND AGREES TO CAUSE ITS AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

        Section 7.8    Execution in Counterparts.     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

        Section 7.9    Termination.

          (a)   Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate at any time at or prior to the Closing if a statute, rule, order, decree or regulation shall have been enacted or promulgated, or if any action shall have been taken by any Governmental Authority of competent jurisdiction that permanently restrains, permanently precludes, permanently enjoins or otherwise permanently prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal.

          (b)   Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time by any Purchaser (with respect to the obligations of such Purchaser) or the Company, upon written notice to the other party, if the Closing shall not have occurred on or before October 20, 2016 (the "Outside Date"); provided, however, that the right to terminate this Agreement under this Section 7.11(b) shall not be available to any party whose (i) breach of any provision of this Agreement, (ii) failure to comply with their obligations under this Agreement or (iii) actions not taken in good faith, shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to the Outside Date or the failure of a condition in Section 2.3 or Section 2.4 to be satisfied at such time;

          (c)   In the event of the termination of this Agreement as provided in this Section 7.11, (1) this Agreement shall forthwith become null and void and (2) there shall be no liability on the part of any party hereto, except with respect to the requirement to comply with any confidentiality agreement in favor of the Company; provided that nothing herein shall relieve any party from any liability or obligation with respect to any willful breach of this Agreement.

        Section 7.10    Recapitalization, Exchanges, Etc. Affecting the Common Shares.     The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Common Shares, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement and prior to the Closing.

[Signature pages follow]

        IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

CLAYTON WILLIAMS ENERGY, INC.
By:	/s/ MICHAEL L. POLLARD
	Name:	Michael L. Pollard
	Title:	Senior Vice President

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV ENERGY AIV A1, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV ENERGY AIV A2, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV ENERGY AIV A3, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV ENERGY AIV A4, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV ENERGY AIV A5, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV ENERGY AIV A6, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV ENERGY AIV A7, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV ENERGY AIV A8, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV ENERGY AIV A9, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV ENERGY AIV A10, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV ENERGY AIV A11, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV ENERGY AIV B1, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

Purchaser:
AF IV (U), L.P.
By:	AF IV Energy AIV GP, L.P., its general partner
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Signature Page to
Common Stock Purchase Agreement

 Schedule A—List of Purchasers and Aggregate Commitment Amounts

Purchaser	Aggregate Shares of Common Stock	Aggregate Purchase Price
AF IV Energy AIV A1, L.P.
AF IV Energy AIV A2, L.P.
AF IV Energy AIV A3, L.P.
AF IV Energy AIV A4, L.P.
AF IV Energy AIV A5, L.P.
AF IV Energy AIV A6, L.P.
AF IV Energy AIV A7, L.P.
AF IV Energy AIV A8, L.P.
AF IV Energy AIV A9, L.P.
AF IV Energy AIV A10, L.P.
AF IV Energy AIV A11, L.P.
AF IV Energy AIV B1, L.P.
AF IV (U), L.P.
Total:	5,051,100	$150,000,000

 Schedule B—Subsidiaries

  •
  Warrior Gas Co., a Texas corporation, which has a wholly owned subsidiary, Clajon Industrial Gas, Inc., a Texas corporation

  •
  Clayton Williams Trading Company, a Texas corporation

  •
  CWEI Aviation, Inc., a Texas corporation

  •
  CWEI Acquisitions, Inc., a Delaware corporation

  •
  Clayton Williams Pipeline Corporation (formerly Clayton Williams Midland, Inc.), a Delaware corporation

  •
  CWEI Romere Pass Acquisition Corp., a Delaware corporation, which is the sole member of Romere Pass Acquisition, L.L.C. (formerly Romere Pass Acquisition Corp.)

  •
  Warrior Mississippi Corporation, a Delaware corporation

  •
  Southwest Royalties, Inc., a Delaware corporation, which has three wholly owned subsidiaries, Blue Heel Company, a Delaware corporation, Tex-Hal Partners, Inc., a Delaware corporation and SWR VPP, LLC, a Texas limited liability company

  •
  West Coast Energy Properties GP, LLC, a Texas limited liability company

  •
  Desta Drilling GP, LLC, a Texas limited liability company

  •
  CWEI Partners GP, LLC, a Delaware corporation, which has a wholly owned subsidiary, CWEI Partners Operating, LLC

  •
  CWEI Andrews Properties GP, LLC, a Delaware corporation

 Exhibit A

Form of Stockholder Agreement

[See attached.]

Execution Version

STOCKHOLDER AGREEMENT

        This STOCKHOLDER AGREEMENT (this "Agreement"), dated as of [            ], 2016, is entered into by and between Clayton Williams Energy, Inc., a Delaware corporation (the "Company"), and Ares Management LLC ("Ares") on behalf of the entities listed on Exhibit A hereto (collectively, the "Stockholders").

RECITALS

        WHEREAS, simultaneously in connection herewith, the Stockholders and/or certain of their Affiliates are purchasing shares of Common Stock (as defined below) pursuant to the closing of the transactions contemplated by that certain Common Stock Purchase Agreement, dated July [22], 2016, by and between the Company and the Stockholders (the "SPA"); and

        WHEREAS, in connection with, and effective upon, the closing of the transactions contemplated by the SPA, the Company and the Stockholders wish to set forth certain understandings between such parties with respect to certain corporate governance matters.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

        Section 1.1    Certain Definitions.     As used in this Agreement, the following terms shall have the following meanings:

        "Affiliate" of a specified Person is a Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the Person specified. For the avoidance of doubt, for purposes of this Agreement, the Company shall not be deemed an Affiliate of Ares or the Stockholders, and shall not be deemed a member of the Stockholder Group.

        "Agreement" has the meaning set forth in the preamble to this Agreement.

        "Beneficial Owner" of a security is a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security. The terms "Beneficially Own" and "Beneficial Ownership" shall have correlative meanings.

        "Board" means the Board of Directors of the Company.

        "Business Days" means any day except Saturday, Sunday and any day on which banking institutions in New York, New York generally are closed as a result of federal, state or local holiday.

        "Certificate of Designation" has the meaning set forth in Section 2.1(a) of this Agreement.

        "Common Stock" means the common stock, par value $0.10 per share, of the Company.

        "Company" has the meaning set forth in the preamble to this Agreement.

        "Control" (including the terms "Controlling," "Controlled by" and "under common Control with") means the possession, direct or indirect, of the power to (a) direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise and (b) vote 10% or more of the securities having ordinary voting power for the election of directors of a Person.

        "Credit Agreement" means that certain Credit Agreement dated as of March 8, 2016, among the Company, certain subsidiaries of the Company, as guarantors, certain affiliates of the Stockholders and the other financial institutions party thereto from time to time, as lenders, and Wilmington Trust, National Association, as administrative agent, as amended in connection with the transactions contemplated by the SPA and as it may be amended from time to time thereafter.

        "Equity Offering" has the meaning set forth in Section 2.3 of this Agreement.

        "Equity Securities" means any equity securities of the Company or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, any equity securities of the Company; provided, however, that "Equity Securities" shall not include the Preferred Stock.

        "Fully Diluted Basis" has the meaning set forth in Section 2.2 of this Agreement.

        "Necessary Action" shall mean, with respect to a specified result, all actions (to the extent such actions are permitted by applicable law and, in the case of any action by the Company that requires a vote or other action on the part of the Board, to the extent such action is consistent with the fiduciary duties that the Company's directors may have in such capacity) necessary to cause such result, including, to the extent applicable, (i) including each Stockholder Director in the Board's slate of nominees to the stockholders for each election of directors, (ii) including each Stockholder Director in the proxy statement prepared by management of the Company in connection with soliciting proxies for every meeting of the stockholders of the Company called with respect to the election of members of the Board, and at every adjournment or postponement thereof, and on every action or approval by written consent of the Board with respect to the election of members of the Board, (iii) not nominating any candidate for the slate of nominees for each election of directors in opposition to the election of a Stockholder Director, (iv) causing the adoption of stockholders' resolutions and amendments to the organizational documents of the Company, (v) executing agreements and instruments and (vi) making or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.

        "Nominating and Governance Committee" has the meaning set forth in Section 2.1(a) of this Agreement.

        "NYSE" means The New York Stock Exchange, Inc.

        "Person" means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof or other entity, and also includes any managed investment account.

        "Preferred Stock" has the meaning set forth in Section 2.1(a) of this Agreement.

        "Proceeding" has the meaning set forth in Section 4.7 of this Agreement.

        "Qualification Requirement" has the meaning set forth in Section 2.1(a) of this Agreement.

        "Registration Statement" has the meaning set forth in Section 2.3 of this Agreement.

        "Resignation Notice" has the meaning set forth in Section 2.1(d) of this Agreement.

        "Selected Courts" has the meaning set forth in Section 4.7 of this Agreement.

        "SPA" has the meaning set forth in the Recitals.

        "Stockholders" has the meaning set forth in the preamble to this Agreement.

        "Stockholder Director" has the meaning set forth in Section 2.1(a) of this Agreement.

        "Stockholder Group" means Ares, the Stockholders and their respective Controlled Affiliates (but shall not include any portfolio companies that are owned in whole or part by Ares, its Affiliated

2

investment managers and funds or accounts managed by any of them; except that any portfolio companies that are deemed to constitute a group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder) with the Stockholders with respect to ownership of securities of the Company shall be included).

        Section 1.2    Rules of Construction.     Unless the context otherwise requires:

          (a)   References in the singular or to "him," "her," "it," "itself" or other like references, and references in the plural or the feminine or masculine reference, as the case may be, shall also, when the context so requires, be deemed to include the plural or singular, or the masculine or feminine reference, as the case may be;

          (b)   References to Articles and Sections shall refer to articles and sections of this Agreement, unless otherwise specified;

          (c)   The headings in this Agreement are for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof;

          (d)   This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party that drafted and caused this Agreement to be drafted; and

          (e)   References to "including" in this Agreement shall mean "including, without limitation," whether or not so specified.

ARTICLE II
GOVERNANCE MATTERS

        Section 2.1    Designees.

          (a)   The Company and the Stockholders shall take all Necessary Action to cause the Board to consist of nine members and to cause one of such members to consist of the nominee designated by the Stockholders hereunder (the "Stockholder Director"); provided, that the Nominating and Governance Committee of the Board (the "Nominating and Governance Committee") may choose not to nominate a Stockholder Director if it determines such person is not a suitable candidate for membership on the Board or if the election of such candidate to the Board would result in the Board failing to comply with any rule or regulation of the Commission or any national securities exchange on which the Company's Common Stock is listed or admitted to trading, and if the Nominating and Governance Committee so chooses not to nominate a Stockholder Director, then the Stockholders may designate a replacement director nominee until a Stockholder Director that is a suitable candidate, as determined by the Nominating and Governance Committee, is nominated. The Nominating and Governance Committee shall take all Necessary Action to ensure that the Stockholders are able to designate a member to the Board pursuant to this Section 2.1(a). The designation rights in this Section 2.1(a) shall be separate and in addition to any rights to designate, appoint or elect a member of the Board pursuant to the Certificate of Designation (the "Certificate of Designation") for the Company's Special Voting Preferred Stock (the "Preferred Stock"). A nominee shall not be eligible to serve as a Stockholder Director if such nominee is prohibited from serving as a director pursuant to any applicable law (including, without limitation, the Securities and Exchange Act of 1934, as amended, and the Clayton Antitrust Act of 1914, as amended) or rule or regulation of the Commission or any national securities exchange on which the Company's Common Stock is listed or admitted to trading (the "Qualification Requirement"). For the avoidance of doubt, the number of Stockholder Directors serving on the Board at any given time shall never exceed one.

3

          (b)   Subject to the other provisions of this Section 2.1, the Stockholder Director designated by the Stockholders and elected as a member of the Board shall serve as the Stockholder Director until the expiration of his or her term of office, and in such case the Stockholders may designate a successor Stockholder Director in accordance with Section 2.1(a) hereof upon prompt written notice to the Company; provided, that the Stockholders must provide the Company with a reasonable opportunity for the Board and the Nominating and Governance Committee thereof to determine compliance with the provisions of Section 2.1(a) hereof.

          (c)   In the event that the Stockholder Director fails to satisfy the Qualification Requirement, the Stockholders agree promptly upon (and in any event within five Business Days following) receipt of a written request from the Company (a "Resignation Notice"), to cause the Stockholder Director who at any given time is disqualified from serving on the Board pursuant to this Section 2.1(c), to resign from the Board and any applicable committee thereof effective immediately or to cause such Stockholder Director to be removed from the Board in accordance with Section 2.1(d).

          (d)   In the event of the resignation, death or removal (for cause or otherwise) of any Stockholder Director from the Board, the Stockholders shall have the right for the ensuing 90 days, or such longer period as agreed to by the Board, subject to the other provisions of this Section 2.1, to designate a successor Stockholder Director to the Board to fill the resulting vacancy on the Board (and any applicable committee thereof). In the event that the Stockholders fail to designate a director to fill the resulting vacancy on the Board in accordance with the time periods set forth in the preceding sentence, the Board, upon recommendation from the Nominating and Governance Committee, shall have the right to retain the resulting vacancy on the Board or designate an individual recommended by the Nominating and Governance Committee to fill such vacancy, in each case until the Stockholders designate a successor Stockholder Director to the Board to fill the resulting vacancy on the Board (and any applicable committee thereof). In the event that such vacancy has been filled by the Board, the Company shall take Necessary Action to cause the individual designated by the Board to fill the resulting vacancy to resign from the Board, and the Stockholders shall have the right to designate a successor Stockholder Director to fill the vacancy resulting from such resignation in accordance with the first sentence of this Section 2.1(d).

        Section 2.2    Ownership by the Stockholder Group.     Ares and the Stockholders shall not, and shall cause each other member of the Stockholder Group not to, directly or indirectly, acquire or otherwise come to own any additional Common Stock if any such acquisition or other ownership of Common Stock would result in the Stockholder Group Beneficially Owning more than forty-five percent (45%) of the Equity Securities calculated on a Fully Diluted Basis. A calculation made on a "Fully Diluted Basis" means (x) the numerator shall be equal to the number of all of the issued and outstanding Equity Securities Beneficially Owned by the Stockholder Group, including the maximum number of shares of Common Stock issuable assuming full exercise of warrants of the Company owned by any member of the Stockholder Group, and (y) the denominator shall be equal to the number of all of the issued and outstanding Common Stock of the Company plus the maximum number of shares of Common Stock issuable assuming full exercise of warrants of the Company owned by any member of the Stockholder Group.

        Section 2.3    Ability to Pursue Registrations and Equity Offerings.     At any time after the closing of the transactions contemplated by the SPA, the Company may undertake to prepare and file with the Securities and Exchange Commission and cause to become and remain effective one or more registration statements under the Securities Act of 1933, as amended, registering the offering and sale of securities (a "Registration Statement") and commence one or more equity offerings (an "Equity Offering") in an amount as determined by the Board. Ares and the Stockholders shall not, and shall cause each other member of the Stockholder Group not to, take any affirmative action to prevent, hinder or delay any such Registration Statement or Equity Offering. Notwithstanding the foregoing, the

4

Stockholders retain the right to vote against any Equity Offering if a shareholder vote is sought, and this Section 2.3 shall not require any member of the Board designated, elected or appointed by the Stockholders to act in a manner that is inconsistent with its fiduciary duties as a member of the Board.

        Section 2.4    Related Party Transactions.     Any material transaction between the Company and any member of the Stockholder Group that is deemed to be a related party transaction shall require the approval of a majority of the Board members which were not elected, appointed or designated by any member of the Stockholder Group or approval from a majority of the stockholders of the Company (excluding any member of the Stockholder Group for purposes of any such vote or approval). A related party transaction pursuant to this Section 2.4 shall be deemed to be "material" if the value of such transaction is equal to or greater than five percent (5%) of the consolidated assets of the Company (based on the then most recent quarterly balance sheet of the Company).

        Section 2.5    Reimbursement of Expenses.     The Company shall reimburse each Stockholder Director for all reasonable and documented out-of-pocket expenses incurred in connection with such Stockholder Director's participation in the meetings of the Board or any committee of the Board, including all reasonable and documented travel, lodging and meal expenses, consistent with the Company's expense reimbursement policies that apply to other non-management directors serving on the Board.

        Section 2.6    D&O Insurance.     The Company shall use its best efforts to maintain in effect at all times directors and officers indemnity insurance coverage reasonably satisfactory to the Board.

ARTICLE III
EFFECTIVENESS AND TERMINATION

        Section 3.1    Termination.     This Agreement shall terminate upon the earlier to occur of (a) such time as the Stockholder Group no longer Beneficially Owns 30% of the Equity Securities (calculated on a Fully Diluted Basis), (b) written agreement of the parties hereto to terminate this Agreement (provided that no such agreement by the Company shall be effective unless approved by a majority of the members of the Board who are not elected, appointed or designated by the Stockholders or any member of the Stockholder Group (including any director elected by holders of the Preferred Stock pursuant to the Certificate of Designation)), and (c) solely with respect to the Stockholders' designation rights under Section 2.1, the delivery of written notice to the Company by the Stockholders, requesting the termination of its designation rights under Section 2.1. The agreements of the parties hereto under Section 2.2 shall survive the termination of this Agreement until the time that (A) both (i) the Stockholder Group no longer Beneficially Owns 20% of the Equity Securities (calculated on a Fully Diluted Basis) and (ii) (x) the Credit Agreement has been terminated or (y) there are no longer any loans outstanding or other amounts owed to Ares or its Affiliates under the Credit Agreement; or (B) the Company has filed for bankruptcy.

ARTICLE IV
MISCELLANEOUS

        Section 4.1    Notices.     All notices, requests, consents and other communications hereunder to any party shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier or mailed by registered or certified mail to such party at the address set forth below (or such other address as shall be specified by like notice). Notices will be deemed to have been given hereunder when personally delivered, one calendar day after deposit with a nationally recognized overnight courier and five calendar days after deposit in U.S. mail.

5

  (a)
  if to the Company, to:

    Clayton Williams Energy, Inc.
    Six Desta Drive, Suite 6500
    Midland, Texas 79705
    Fax: (432) 688-3247
    Attention: General Counsel

    with a copy to:

    Vinson & Elkins LLP
    2801 Via Fortuna, Suite 100
    Austin, Texas 78746
    Fax: (512) 236-3240
    Attention: Milam F. Newby

  (b)
  if to the Stockholders, to:

    Ares Management LLC
    2000 Avenue of the Stars, 12th Floor
    Los Angeles, California 90067
    Attention: General Counsel

    with a copy to:

    Kirkland & Ellis LLP
    600 Travis Street, Suite 3300
    Houston, Texas 77002
    Fax: (713) 835-3601
    Attention: Matthew R. Pacey, P.C.
                        Lucas E. Spivey

        Section 4.2    Severability.     The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        Section 4.3    Counterparts.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be considered one and the same agreement.

        Section 4.4    Entire Agreement; No Third Party Beneficiaries.     This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder.

        Section 4.5    Further Assurances.     Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

        Section 4.    Governing Law; Equitable Remedies.     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF

6

DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF). The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Selected Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

        Section 4.7    Consent To Jurisdiction.     With respect to any suit, action or proceeding ("Proceeding") arising out of or relating to this Agreement, each of the parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom (the "Selected Courts") and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided, however, that a party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the Company or the Stockholders at their addresses referred to in Section 4.1 hereof; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and (c) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT AND TO HAVE ALL MATTERS RELATING TO THIS AGREEMENT BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

        Section 4.8    Amendments; Waivers.

          (a)   No provision of this Agreement may be amended or waived unless such amendment or waiver is (i) in writing and signed, in the case of an amendment, by each of the parties hereto, or in the case of a waiver, by each of the parties against whom the waiver is to be effective and (ii) approved by a majority of the members of the Board that are not elected, appointed or designated by the Stockholders or any member of the Stockholder Group (including any director elected by holders of the Preferred Stock pursuant to the Certificate of Designation).

          (b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

7

        Section 4.9    Assignment.     Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that the Stockholders may assign any of their respective rights hereunder to any of their respective Affiliates. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

*****

8

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

CLAYTON WILLIAMS ENERGY, INC.
Name: Title:
ARES MANAGEMENT LLC
Name: Title:

 Exhibit A

Stockholders

AF IV Energy AIV A1, L.P.
AF IV Energy AIV A2, L.P.
AF IV Energy AIV A3, L.P.
AF IV Energy AIV A4, L.P.
AF IV Energy AIV A5, L.P.
AF IV Energy AIV A6, L.P.
AF IV Energy AIV A7, L.P.
AF IV Energy AIV A8, L.P.
AF IV Energy AIV A9, L.P.
AF IV Energy AIV A10, L.P.
AF IV Energy AIV A11, L.P.
AF IV Energy AIV B1, L.P.
AF IV (U), L.P.

Exhibit B

Form of Opinion of Company Counsel

        Capitalized terms used but not defined herein have the meanings assigned to such terms in the Common Stock Purchase Agreement (the "Purchase Agreement"). On or prior to the Closing Date, the Company shall furnish to the Purchasers, an opinion of Vinson & Elkins L.L.P., counsel for the Company, dated the Closing Date, stating that:

  (a)
  The Company is validly existing as a corporation and in good standing under the laws of the State of Delaware, with the corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct the businesses in which it is currently engaged;

  (b)
  The Purchased Shares have been duly authorized in accordance with the Company's Second Amended and Restated Certificate of Incorporation and the Bylaws of the Company and, when issued and delivered by the Company to the Purchasers upon payment therefor in accordance with the Purchase Agreement, will be validly issued, fully paid and non-assessable;

  (c)
  Except as described in any Company SEC Document, the equity holders of the Company have no preemptive rights with respect to the Common Shares under federal law, the DGCL or any agreement filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2015 or any Current Report or Quarterly Report filed thereafter to which the Company is a party or by which the Company may be bound;

  (d)
  Each of the the Purchase Agreement and the Stockholder Agreement has been duly authorized, executed and delivered by the Company; assuming the due authorization, execution and delivery by the Company, the Purchase Agreement and the Stockholder Agreement constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors' rights generally or by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith;

  (e)
  The offering, issuance and sale of the Purchased Shares, the execution, delivery and performance of the Purchase Agreement and the Stockholder Agreement by the Company, the consummation of the transactions contemplated by the Purchase Agreement or the Stockholder Agreement and the application of the proceeds from the sale of the Purchased Shares, in each case, do not and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any Lien upon any property or assets of the Company pursuant to (1) the Second Amended and Restated Certificate of Incorporation or the Bylaws of the Company, (2) the DGCL or applicable U.S. federal law or any order, judgment, decree or injunction known to us of any U.S. federal or Delaware court or governmental agency or body having jurisdiction over the Company or any of its properties in a proceeding in which it or its properties is a party or (3) any agreement or instrument listed on Annex A hereto; except in the case of clauses (2) and (3) for such breaches, violations, defaults and Liens as would not, individually or in the aggregate, have a Material Adverse Effect, it being understood with respect to clause (2) above, we express no opinion as to the application of any federal or state securities or "Blue Sky" laws or federal or state antifraud laws, rules or regulations;

  (f)
  No consent, approval, authorization or order of, or filing with, any person (including any governmental agency or body or any court) is required to be obtained or made by the Company in connection with the transfer of the Purchased Shares or the execution, delivery and performance by the Company of the Purchase Agreement and the Stockholder Agreement, except (1) such as have been obtained, (2) where the failure of the Company to obtain or make any such consent, approval, authorization, order, filing or registration would not reasonably be expected to have a Material Adverse Effect, (3) such as have been made or as may be required under state or foreign securities or "Blue Sky" laws, as to which we express no opinion, and (4) the filing with the Commission of such reports under the Exchange Act or the Securities Act as may be required in connection with the Purchase Agreement and the transactions contemplated by the Purchase Agreement, including the Information Statement; and

  (g)
  Assuming the accuracy of the representations and warranties of each of the Purchasers and the Company contained in the Purchase Agreement, the sale and issuance of the Purchased Shares by the Company to the Purchasers solely in the manner contemplated by the Purchase Agreement are exempt from the registration requirements of the Securities Act; provided, that, we express no opinion as to any subsequent sale or resale.

  (h)
  The Company is not now and, after giving effect to the issuance and sale of the Purchased Shares by the Company and the applications of the proceeds therefrom, the Company will not be required to register as an "investment company" within the meaning of the Investment Company Act.

 Annex B

AMENDMENT NO. 2 TO
CREDIT AGREEMENT

        This AMENDMENT NO. 2 TO CREDIT AGREEMENT ("Amendment") entered into on July 22, 2016 is by and among Clayton Williams Energy, Inc., a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower party hereto (together with the Borrower, the "Guarantors"), the Lenders party hereto (as defined below) and Wilmington Trust, National Association, as administrative agent (in such capacity, the "Administrative Agent").

RECITALS

        A.    The Borrower is party to that certain Credit Agreement dated as of March 8, 2016 among the Borrower, the financial institutions party thereto from time to time, as lenders (the "Lenders") and the Administrative Agent (as amended by the certain Amendment No. 1 to Credit Agreement entered into on March 15, 2016 and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

        B.    Subject to the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement as provided herein.

        NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1.    Defined Terms.     As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

        Section 2.    Other Definitional Provisions.     Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term "including" means "including, without limitation,". Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

        Section 3.    Amendments to Credit Agreement.     The Credit Agreement is hereby amended as follows:

          (a)   Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following terms to appear in alphabetical order therein:

            "Authorized Equity Raise" means (a) the Specified Equity Raise and (b) following the date the Borrower has successfully completed the Specified Equity Raise, additional issuances of common stock by the Borrower for net cash proceeds in an amount, and pursuant to terms, to be determined by the Borrower and subject to shareholder approval where required (it being understood and agreed that such additional issuances of common stock must be for cash proceeds and shall not consist of an exchange of common stock for indebtedness or securities of the Borrower or any of its Restricted Subsidiaries).

            "Available Equity/Asset Sale Amount" means, as of any date of determination, the amount of any net cash proceeds received from any Authorized Equity Raise and/or Net Cash Proceeds received from any Specified Asset Sale and, in each case, deposited into and held in the Segregated Tender Offer Account, minus the sum of the amount of such net cash proceeds and/or Net Cash Proceeds (i) applied pursuant to Section 7.15 in reliance on the proviso to clause (a) of

    Section 7.15, (ii) used to purchase, or otherwise reinvest in, Oil and Gas Interests useful in the business of the Credit Parties and (iii) used for any other purpose permitted under this Agreement.

            "Giddings Assets" means those certain Oil and Gas Interests located in Bastrop County, Texas, Burleson County, Texas, Lee County, Texas and Robertson County, Texas that are owned by the Borrower and its Restricted Subsidiaries as of the date of the Specified Asset Sale.

            "Glasscock County Assets" means those certain Oil and Gas Interests located in Glasscock County, Texas that are owned by the Borrower and its Restricted Subsidiaries on or before the Second Amendment Effective Date.

            "Midstream Assets" means those certain Pipeline Assets that are owned by the Borrower and its Restricted Subsidiaries as of the date of the Specified Asset Sale.

            "Second Amendment to Credit Agreement" means that certain Amendment No. 2 to Credit Agreement, dated as of July 22, 2016, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

            "Second Amendment Effective Date" shall have the meaning assigned to such term in Section 5 of the Second Amendment to Credit Agreement.

            "Securities Purchase Agreement" means that certain Common Stock Purchase Agreement, dated as of July 22, 2016, by and among the Borrower and the purchasers party thereto, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

            "Segregated Tender Offer Account" shall mean a segregated deposit account (or a sub-account of a deposit account) subject to a control agreement pursuant to Section 6.17 in which (a) the net cash proceeds from any Authorized Equity Raise are held pending (i) application pursuant to Section 7.15 or (ii) application by the Borrower to purchase or otherwise reinvest in, Oil and Gas Interests useful in the business of the Credit Parties, the election of either option being subject to the discretion of the Borrower's board of directors and (b) Net Cash Proceeds from any Specified Asset Sale are held pending (i) application pursuant to Section 7.15 or (ii) reinvestment pursuant to Section 2.6(a)(iii), the election of either option being subject to the discretion of the Borrower's board of directors. Upon request by the Lead Lender, Borrower shall provide a cumulative accounting of the funds deposited and withdrawn from the Segregated Tender Offer Account. For the avoidance of doubt, once the Borrower elects to remove any funds from the Segregated Tender Offer Account, such funds shall be deemed permanently removed from the Segregated Tender Offer Account and shall not be replenished with cash, cash equivalents or other assets or proceeds to be used for the purposes described in clause (a)(i) and/or clause (b)(i) above and/or Section 7.15.

            "Specified Asset Sale" means the Disposition of all or substantially all of (i) the Giddings Assets or (ii) the Midstream Assets.

            "Specified Equity Raise" means that certain issuance of common stock by the Borrower on or about the Second Amendment Effective Date pursuant to the Securities Purchase Agreement.

          (b)   Section 2.06(a) (Mandatory Prepayment of Loans) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            (a)   Subject to Section 2.06(c), on the date of receipt by the Borrower or any Restricted Subsidiary (or affiliate thereof) of any Net Cash Proceeds, the Borrower shall prepay the Loans in an aggregate amount equal to such Net Cash Proceeds (together with any amounts due pursuant to Section 2.07 or Section 2.09); provided that the Borrower shall have no obligation to prepay the Loans (i) to the extent that such Net Cash Proceeds are attributable to a Disposition permitted by clauses (a), (c), (e), (f), (g), (h) and (j) of Section 7.04, (ii) to the extent that such Net Cash Proceeds for any Disposition are not in excess of $1,000,000 individually or $10,000,000 in the aggregate for all such Dispositions, (iii) with respect to any Specified Asset Sale that is otherwise permitted pursuant to clause (j) of Section 7.04, to the extent that the Borrower or the applicable Restricted Subsidiary (or affiliate thereof) deposits such Net Cash Proceeds into the Segregated Tender Offer Account and such Net Cash Proceeds remain in such Segregated Tender Offer Account until applied or otherwise reinvested, if, within 365 days after receipt of such Net Cash Proceeds from such Specified Asset Sale, the Borrower uses such Net Cash Proceeds from such Specified Asset Sale (A) to, directly or indirectly, retire, redeem, defease, repurchase, pay or prepay the principal of, and interest on, the Existing Senior Notes pursuant to Section 7.15 or (B) to purchase, or otherwise reinvest in, Oil and Gas Interests useful in the business of the Credit Parties (in each case, as certified by the Borrower in a certificate of a Responsible Officer delivered to the Administrative Agent and the Lead Lender), the election of either option being subject to the discretion of the Borrower's board of directors, or (iv) with respect to any Casualty Event or any Disposition permitted pursuant to clause (k) (but only with respect to Dispositions of Core Assets that were acquired by the Borrower or any Restricted Subsidiary following the Availability Date (it being understood that any Net Cash Proceeds received from other Dispositions pursuant to clause (k) shall not be able to be reinvested pursuant to this clause (iv)) and clause (l) of Section 7.04, if, within 365 days after receipt of such Net Cash Proceeds, (x) the Borrower uses such Net Cash Proceeds to purchase, or otherwise reinvests such Net Cash Proceeds in, Oil and Gas Interests useful in the business of the Credit Parties (in each case, as certified by the Borrower in a certificate of a Responsible Officer delivered to the Administrative Agent and the Lead Lender); provided further that, (x) if all or any portion of such Net Cash Proceeds are not so applied or reinvested, as the case may be, within within 365 days after receipt of such Net Cash Proceeds (or such earlier date, if any, as the applicable Credit Party determines not to apply or reinvest such Net Cash Proceeds, as the case may be, as set forth above), such remaining portion of Net Cash Proceeds shall be applied (and, to the extent applicable, withdrawn from the Segregated Tender Offer Account and applied) on the last date of such period (or such earlier date, as the case may be) as provided in this Section 2.06(a) without regard to the first proviso of this Section 2.06(a).

          (c)   Section 7.04(j) (Dispositions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            (j)    Dispositions of Non-Core Assets, Core Assets and Glasscock County Assets; provided that:

                (i)  with respect to Non-Core Assets (other than Glasscock County Assets Disposed of pursuant to clause (iii) below), the Fair Market Value of all Dispositions of Non-Core Assets does not exceed $75,000,000; provided that, to the extent that all or substantially all of the Giddings Assets are Disposed of pursuant to a Specified Asset Sale, such amount shall be decreased to $20,000,000;

               (ii)  with respect to Core Assets, the Fair Market Value of all Dispositions of Core Assets does not exceed $25,000,000; provided that, to the extent that all or substantially all of the Midstream Assets are Disposed of pursuant to a Specified Asset Sale, such amount shall be decreased to $5,000,000;

              (iii)  Dispositions of the Glasscock County Assets shall be permitted pursuant to this clause (iii) to the extent that such Dispositions have been completed and disclosed to the Administrative Agent and the Lead Lender prior to the Second Amendment Effective Date;

              (iv)  the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying that such Disposition made pursuant to clauses (i) or (ii) above was for Fair

      Market Value and was otherwise in compliance with this Section 7.04(j) and shall describe the consideration to be received in connection with such Disposition; and

               (v)  either (A) at least 90% of the consideration received by the Borrower or any Restricted Subsidiary in respect of such Disposition is cash or cash equivalents or (B) such consideration consists of Oil and Gas Interests; provided that, notwithstanding the foregoing, in connection with any Specified Asset Sale, at least 90% of the consideration received by the Borrower or any Restricted Subsidiary in respect of such Specified Asset Sale is cash or cash equivalents.

          (d)   Section 7.15 (Senior Notes Restrictions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          The Borrower will not, nor will it permit any Restricted Subsidiary to, directly or indirectly, retire, redeem, defease, repurchase, pay or prepay any part of the principal of, or interest on, the Senior Notes other than (a) retirements, redemptions, defeasances, repurchases, payments or prepayments on the Senior Notes in an aggregate amount not to exceed $50,000,000; provided that so long as (i) no Default or Event of Default has occurred or is continuing or could result therefrom and (ii) beginning with the testing period ending on December 31, 2018 and thereafter, the Borrower is in compliance on a pro forma basis (after taking into account such retirement, redemption, defeasance, repurchase, payment or prepayment) with the Asset Coverage Ratio as specified in Section 7.13, then such amount shall be increased by the Available Equity/Asset Sale Amount for the retirement, redemption, defeasance, repurchase, payment or prepayment of the Existing Senior Notes, (b) a Permitted Refinancing of the Senior Notes and (c) regularly scheduled payments of interest in an aggregate amount not to exceed $50,000,000 in any fiscal year. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into or permit any modification or amendment of the Senior Notes Documents the effect of which is to (i) increase the maximum principal amount of the Senior Notes or the rate of interest on any of the Senior Notes (other than as a result of the imposition of a default rate of interest in accordance with the terms of the Senior Notes Documents), (ii) change or add any event of default or any covenant with respect to the Senior Notes Documents if the effect of such change or addition is to cause any one or more of the Senior Notes Documents to be more restrictive on the Borrower or any of its Subsidiaries than such Senior Notes Documents were prior to such change or addition, (iii) shorten the dates upon which scheduled payments of principal or interest on the Senior Notes are due, (iv) change any redemption or prepayment provisions of the Senior Notes, (v) alter the subordination provisions, if any, with respect to any of the Senior Notes Documents, (vi) grant any Liens in any assets of the Borrower or any of its Subsidiaries, except for Permitted Junior Liens, or (vii) permit any Subsidiary to Guarantee the Senior Notes unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder.

        Section 4.    Representations and Warranties.     The Borrower and each Guarantor hereby represents and warrants that: (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the limited liability company, limited partnership, or corporate power and authority of the Borrower and each Guarantor and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (d) this

Amendment constitutes the legal, valid, and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Obligations, as amended hereby.

        Section 5.    Conditions to Effectiveness.     This Agreement shall become effective on the date (the "Second Amendment Effective Date") on which each of the following conditions is satisfied:

          (a)   The Administrative Agent and the Lead Lender (or their counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent and the Lead Lender (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b)   The Administrative Agent and the Lead Lender shall have received (i) a certificate of each Credit Party, dated the Second Amendment Effective Date and executed by its Secretary or Assistant Secretary or a Responsible Officer of such Credit Party, which shall (A) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Credit Party authorized to sign this Amendment and the other Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate of formation or articles of incorporation or organization of such Credit Party certified by the relevant authority of the jurisdiction of organization of such Credit Party and a true and correct copy of its by-laws or operating, management or partnership agreement, and (ii) a good standing certificate for each Credit Party from its jurisdiction of organization.

          (c)   The representations and warranties of each Credit Party set forth in this Amendment and the other Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date (other than those representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (other than those representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties are true and correct in all respects as of such earlier date).

          (d)   The common stock contemplated to be issued pursuant to the Securities Purchase Agreement shall be issued pursuant to the terms of the Securities Purchase Agreement.

          (e)   The Administrative Agent and the Lead Lenders shall have received a duly executed copy of an amendment to the Revolving Credit Agreement, in form and substance reasonably acceptable to the Lead Lender.

          (f)    The Administrative Agent and the Lead Lender shall be satisfied that all actions and proceedings required under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended) have been taken and the transactions required thereunder have been duly and validly taken and consummated.

          (g)   No Default or Event of Default shall have occurred and be continuing.

          (h)   The Administrative Agent and the Lead Lender shall have received all fees and other amounts due and payable (or arrangements for the netting of such fees and other amounts due and payable), including reimbursement or payment of all reasonable and documented legal fees and all out-of-pocket expenses, in each case, required to be reimbursed or paid by the Credit Parties hereunder or under any other Loan Document.

          (i)    The Administrative Agent and the Lead Lender shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the Second Amendment Effective Date, and all such documents shall be in form and substance satisfactory to the Administrative Agent and the Lead Lender.

        Section 6.    Acknowledgments and Agreements.

          (a)   The Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

          (b)   The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby. Except as expressly set forth herein, this Amendment shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, as amended hereby or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

          (c)   The Borrower, each Guarantor, the Administrative Agent and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the other Loan Documents, are not impaired in any respect by this Amendment.

          (d)   From and after the Second Amendment Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment and the other documents executed pursuant hereto. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

        Section 7.    Reaffirmation of the Guaranty and Obligations.     Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under Article VIII of the Credit Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Liabilities, as such Guaranteed Liabilities may have been amended by this Amendment, and its execution and delivery of this Amendment do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

        Section 8.    Administrative Agent Authorization.     Each of the undersigned Lenders hereby authorizes the Administrative Agent to execute and deliver this Amendment and the other Loan Documents entered into in connection herewith on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment and such other Loan Documents.

        Section 9.    Counterparts.     This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile or other electronic signature and all such signatures shall be effective as originals.

        Section 10.    Successors and Assigns.     This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

        Section 11.    Invalidity.     In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

        Section 12.    Governing Law.     This Amendment shall be construed in accordance with and governed by the law of the State of New York.

        Section 13.    Entire Agreement.     THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	CLAYTON WILLIAMS ENERGY, INC.
	By:	/s/ MICHAEL L. POLLARD
		Name:	Michael L. Pollard
		Title:	Senior Vice President

GUARANTORS:
SOUTHWEST ROYALTIES, INC.
WARRIOR GAS CO.
CWEI ACQUISITIONS, INC.
ROMERE PASS ACQUISITION L.L.C.
CWEI ROMERE PASS ACQUISITION CORP.
BLUE HEEL COMPANY
TEX-HAL PARTNERS, INC.
DESTA DRILLING GP, LLC
WEST COAST ENERGY PROPERTIES GP, LLC
CLAJON INDUSTRIAL GAS, INC.
CLAYTON WILLIAMS PIPELINE CORPORATION
	By:	/s/ MICHAEL L. POLLARD
		Name:	Michael L. Pollard
		Title:	Senior Vice President

DESTA DRILLING, L.P.
By:	Desta Drilling GP, LLC, its general partner
By:	/s/ MICHAEL L. POLLARD
	Name:	Michael L. Pollard
	Title:	Senior Vice President

Signature Page to
Amendment No. 2 to Credit Agreement
(Clayton Williams Energy, Inc.)

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ MEGHAN H. MCCAULEY
	Name:	Meghan H. McCauley
	Title:	Assistant Vice President

Signature Page to
Amendment No. 2 to Credit Agreement
(Clayton Williams Energy, Inc.)

AF IV ENERGY L.P., as Lender
By:	AF IV ENERGY HOLDINGS, L.P., its sole member
By:	AF IV ENERGY AIV GP, L.P., its general partner
By:	/s/ NATHAN WALTON
	Name:	Nathan Walton
	Title:	Authorized Signatory

Signature Page to
Amendment No. 2 to Credit Agreement
(Clayton Williams Energy, Inc.)

AF IV (U) LTD., as Lender
By:	/s/ NATHAN WALTON
	Name:	Nathan Walton
	Title:	Authorized Signatory

Signature Page to
Amendment No. 2 to Credit Agreement
(Clayton Williams Energy, Inc.)

 Annex C

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "Agreement") is made and entered into as of March 15, 2016, between and among Clayton Williams Energy, Inc., a Delaware corporation (the "Company"), and each of the sellers listed on Schedule I attached hereto, as amended from time to time in accordance with any transfers permitted under this Agreement (each, a "Seller" and collectively, the "Sellers").

        WHEREAS, unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed in Section 1.1;

        WHEREAS, pursuant to, and subject to the terms and conditions of, the Credit Agreement dated as of the date hereof among the Company, as borrower, certain subsidiaries of the Company, as guarantors, the lenders party thereto, Goldman Sachs Lending Partners LLC, as sole lead arranger, sole bookrunner and syndication agent, Stephens Inc., as manager, and Wilmington Trust, N.A., as administrative agent (the "Credit Agreement"), the lenders have agreed to make term loans in the aggregate principal amount of $350,000,000 to the Company;

        WHEREAS, in connection with the transactions contemplated by the Credit Agreement, the Company granted the Sellers Warrants to purchase Common Stock (the "Warrants"), which provides the Sellers the right to purchase up to an aggregate of 2,251,364 shares of the Company's Common Stock (subject to adjustment pursuant to the Warrants) (the "Warrant Shares"); and

        WHEREAS, as an inducement to the willingness of the Seller to consummate the transactions contemplated by the Credit Agreement, the Parties desire to provide certain registration rights to the Seller with respect to any Registrable Shares held by them upon the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as set forth below.

ARTICLE I
DEFINITIONS; RULES OF CONSTRUCTION

        1.1    Definitions.

        As used in this Agreement, the following terms shall have the meanings set forth below.

        "Agreement" has the meaning set forth in the Preamble.

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

        "Ares" means Ares Management LLC.

        "Automatic Shelf Registration Statement" means a registration statement filed on Form S-3 (or successor form or other appropriate form under the Securities Act) by a WKSI pursuant to General Instruction I.D. or I.C. (or other successor or appropriate instruction) of such forms, respectively, and that becomes effective automatically pursuant to Rule 462(e) and (f) upon filing.

        "Board" means the board of directors of the Company.

        "Business Day" means any day except a Saturday, a Sunday or any other day on which commercial banks in New York, NY are authorized or required by law to close.

        "Commission" means the U.S. Securities and Exchange Commission.

        "Common Stock" means the common stock of the Company, par value $0.10 per share.

        "Company" has the meaning set forth in the Preamble.

        "Credit Agreement" has the meaning set forth in the Recitals.

        "Designated Representative" means, at any given time, Ares or such other Person designated by the holders of a majority of the Warrant Shares to act, as applicable in accordance with the terms of this Agreement, on behalf of the Sellers hereunder.

        "Disclosure Package" means, with respect to any offering of Securities, (a) the preliminary prospectus, (b) each Free Writing Prospectus and (c) all other information, in each case, that is deemed, under Rule 159 promulgated by the Commission under the Securities Act, to have been conveyed to purchasers of Securities at the time of sale of such Securities (including a contract of sale).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

        "FINRA" means the Financial Industry Regulatory Authority, Inc.

        "Free Writing Prospectus" means "free writing prospectus" as defined Rule 405 promulgated by the Commission under the Securities Act.

        "Information" has the meaning set forth in Section 2.4(i).

        "Inspectors" has the meaning set forth in Section 2.4(i).

        "Law" means any federal, state, county, local or foreign statute, law, ordinance, regulation, rule, code, order or rule of common law.

        "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares hereunder.

        "Person" shall be construed as broadly as possible and shall include an individual person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental authority.

        "Primary Shares" means, at any time, authorized but unissued shares of Common Stock.

        "Prospectus" means the prospectus included in a Registration Statement, including any amendment or prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

        "Public Offering" means the closing of a public offering of Common Stock pursuant to a Registration Statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of Securities issuable pursuant to an employee benefit plan.

        "Records" has the meaning set forth in Section 2.4(i).

        "Registrable Shares" means the shares of the Company's Common Stock issuable pursuant to the Warrant, together with any Common Stock owned by Ares, the Sellers or any of their respective Affiliates (other than portfolio companies owned in whole or in part by any of the foregoing) from time to time; provided that any Registrable Shares shall cease to be a Registrable Shares when (a) they have been effectively registered under the Securities Act and they have been disposed of in accordance with the Registration Statement covering them, (b) they are sold or distributed pursuant to Rule 144, or (c) they shall have ceased to be outstanding.

        "Registration Expenses" has the meaning set forth in Section 2.5.

        "Registration Statement" means any registration statement of the Company that covers an offering of any Registrable Shares, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        "Representative" of a Person shall be construed broadly and shall include such Person's partners, members, officers, directors, managers, investment advisors, employees, agents, advisors, counsel, accountants and other representatives.

        "Rule 144" means Rule 144 (including Rule 144(b)(1) and all other subdivisions thereof) promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar or successor rule then in force.

        "Securities" means "securities" as defined in Section 2(a)(1) of the Securities Act and includes, with respect to any Person, the capital stock or other equity interests in such Person or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, the capital stock or other equity or equity-linked interests in such Person, including phantom stock and stock appreciation rights. Whenever a reference herein to Securities is referring to any derivative Securities, the rights of a Seller shall apply to such derivative Securities and all underlying Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative securities.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

        "Shelf Registration Statement" shall mean a registration statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering the Registrable Shares, as applicable.

        "Sellers' Counsel" has the meaning set forth in Section 2.4(b).

        "Subsidiary" means, at any time, with respect to any Person (the "subject person"), any other Person of which either (a) more than fifty percent (50%) of the Securities or other interests entitled to vote in the election of directors or comparable governance bodies performing similar functions or (b) more than a fifty percent (50%) interest in the profits or capital of such Person, are at the time owned or controlled directly or indirectly by the subject person or through one or more Subsidiaries of the subject person.

        "Warrant Shares" has the meaning set forth in the Recitals.

        "Warrants" has the meaning set forth in the Recitals.

        "WKSI" means a "well-known seasoned issuer" as defined in Rule 405 promulgated under the Securities Act and which (a) is "a well-known seasoned issuer" under paragraph (1)(i)(A) of such definition or (b) is a "well-known seasoned issuer" under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

        1.2    Rules of Construction.

        The use in this Agreement of the term "including" means "including, without limitation." The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular Section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to Sections, schedules and exhibits mean the Sections of this Agreement and the schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the Section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Unless expressly provided otherwise, the measure of a period of one month or year for purposes of this Agreement shall be that date of the following month or year corresponding to the starting date, provided that if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date. For example, one month following February 18 is March 18, and one month following March 31 is May 1 (or in the case of January 30 or 31, the following month shall be March 1).

ARTICLE II
REGISTRATION RIGHTS

        2.1    Required Registration.

        (a)   If the Company shall receive from the Designated Representative a written request that the Company file a Registration Statement with respect to Registrable Shares, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Sellers and, subject to the limitations of this Section 2.1, use its commercially reasonable efforts to effect, as soon as reasonably practicable, the registration under the Securities Act of the offer of all Registrable Shares that the Sellers request to be registered. Notwithstanding anything to the contrary in this Agreement, the Designated Represenative may request that the Company register the offer of such Registrable Shares on an appropriate form, including a Shelf Registration Statement (so long as the Company is eligible to use Form S-3) and, if the Company is a WKSI, an Automatic Shelf Registration Statement. The Company shall not be obligated to take any action to effect any such registration:

            (i)  after it has effected five (5) such registrations pursuant to this Section 2.1 and such registrations have been declared or ordered effective;

           (ii)  within six (6) months of a registration pursuant to this Section 2.1 that has been declared or ordered effective;

          (iii)  during the period starting with the date sixty (60) days prior to its good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration (other than a registration relating solely to the sale of Securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or to a Commission Rule 145 transaction), provided that the Company is actively employing in good faith all reasonable efforts to cause such Registration Statement to become effective;

          (iv)  where the anticipated aggregate offering price of all securities included in such offering is equal to or less than forty million dollars ($40,000,000); or

           (v)  if the Company shall furnish to such Sellers a certificate signed by the President of the Company stating that in the good faith judgment of the Board of the Company it would be detrimental to the Company and its equity holders for such Registration Statement to be filed at the time filing would be required and it is therefore advisable to defer the filing of such Registration Statement, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Seller, provided that the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

        (b)   At any time before the Registration Statement covering such Registrable Shares becomes effective, the Designated Representative may request the Company to withdraw or not to file the Registration Statement. In that event, unless such request of withdrawal was caused by, or made in response to, in each case as determined by the Designated Representative in good faith (i) a material adverse effect or a similar event related to the business, properties, condition, or operations of the Company not known (without imputing the knowledge of any other Person to such holders) by the Designated Representative at the time its request was made, or other material facts not known to the Designated Representative at the time its request was made, or (ii) a material adverse change in the financial markets, the holders of Registrable Shares shall be deemed to have used one of their registration rights under Section 2.1(a); provided, however, that such withdrawn registration shall not count as a requested registration pursuant to Section 2.1(a) if the Company shall have been reimbursed (in the absence of any agreement to the contrary, pro rata by the Designated Representative) for all out-of-pocket expenses incurred by the Company in connection with such withdrawn registration.

        (c)   To the extent an Automatic Shelf Registration Statement has been filed under Section 2.1, the Company shall use commercially reasonable efforts to remain a WKSI and not become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the period during which such Automatic Shelf Registration Statement is required to remain effective. If the Automatic Shelf Registration Statement has been outstanding for at least three years, at the end of the third year the Company shall refile a new Automatic Shelf Registration Statement covering the Registrable Shares that remain unsold. If at any time when the Company is required to re-evaluate its WKSI status, the Company determines that it is not a WKSI, the Company shall use commercially reasonable efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1, and keep such Registration Statement effective during the period during which such Registration Statement is required to be kept effective.

        (d)   If, after it has become effective, such Registration Statement has not been kept continuously effective for a period of at least one hundred eighty (180) days (or such shorter period which will terminate when all the Registrable Shares covered by such Registration Statement have been sold pursuant thereto), such registration shall not count as a requested registration pursuant to Section 2.1(a).

        2.2    Piggyback Registration.

        (a)   If the Company, at any time, proposes for any reason to register any of its Primary Shares (in any event either for its own account or for the account of other security holders) under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto)) in connection with an underwritten offering of the shares of Common Stock to the public for cash on a form that would permit registration of Registrable Shares, or otherwise engage in an underwritten offering pursuant to an effective Shelf Registration Statement, it shall give written notice to the Sellers of its intention to so register such Primary Shares promptly, and the Company shall use its commercially reasonable efforts to cause all Registrable Shares included in a written response delivered by the Sellers to the Company within five (5) days after delivery of the Company's notice to be included in such registration, or in any prospectus supplement to the prospectus included in an already effective Shelf Registration Statement and underwriting involved therein on the same terms and conditions as the securities otherwise being sold; provided, however, that aggregate gross proceeds related to an offering of Registrable Shares are reasonably expected to be in excess of five million dollars ($5,000,000) provided, further, however, that in the case of an "overnight" or "bought" offering, such requests must be made within one (1) Business Day after the delivery of any such notice by the Company; provided, further, however, that if the managing underwriter, if any, advises the Company that the inclusion of all Primary Shares, Registrable Shares and Other Shares requested to be included in such registration would interfere with the successful marketing of the shares of Common Stock proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the order set forth below:

            (i)  first, the Primary Shares; and

           (ii)  second, the Registrable Shares owned by each Seller requesting that its Registrable Shares be included in such registration pursuant to the terms of this Section 2.2 and Other Shares proposed to be included in such registration, pro rata based upon the number of Registrable Shares owned by each such Seller requesting inclusion at the time of such registration and shares of Common Stock owned by the Persons proposing to include Other Shares.

        (b)   No registration effected pursuant to this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1 hereof, nor shall any registration hereunder be deemed to have been effected pursuant to Section 2.1. The Company will pay all expenses of registration in connection with each registration pursuant to this Section 2.2.

        2.3    Holdback Agreement.

        If the Company at any time shall register under the Securities Act an offering and sale of its Primary Shares for sale to the public pursuant to an underwritten Public Offering, the Sellers shall not, without the prior written consent of the lead underwriters for such offering, except as permitted in this Agreement, effect any public sale or distribution of Securities similar to those being registered, or any securities convertible into or exercisable or exchangeable for such securities, for such period reasonably requested by the lead underwriter, not to exceed ninety (90) days or such shorter period as the lead underwriter shall agree to with respect to the Company, its officers and directors or any other stockholder of the Company on whom the restriction contained in this Section 2.3 is imposed, provided that (a) such shorter period shall apply to all Sellers who are subject to such period and (b) if a lead underwriter of an offering releases any Seller of its obligations under this Section 2.3, all other Sellers shall be released from their obligations under this Section 2.3. Following the expiration of the period described in this Section 2.3, upon the request of a Seller of a certificate representing Registrable Shares bearing a legend reflecting the restrictions described in this Section 2.3, the Company shall cause the transfer agent for the Company to remove such legend.

        2.4    Preparation and Filing.

        If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of an offering of any Registrable Shares, the Company shall, as expeditiously as practicable (but subject to the timing provisions in Section 2.2 with respect to "overnight" or "bought" offerings):

        (a)   use its commercially reasonable efforts to cause a Registration Statement that registers such offering of Registrable Shares to contain a "Plan of Distribution" that permits the distribution of Securities pursuant to all means in compliance with Law, and to cause such Registration Statement to become and remain effective pursuant to the terms of this Agreement for a period of one hundred eighty (180) days or until all of such Registrable Shares have been disposed of (if earlier);

        (b)   furnish, at least five (5) Business Days before filing a Registration Statement that registers such Registrable Shares, a Prospectus relating thereto, or, with respect to an effective Shelf Registration Statement, a prospectus supplement to the Prospectus included in such Shelf Registration Statement, and any amendments or supplements relating to such Registration Statement or Prospectus, to one counsel selected by the Designated Representative for the benefit of the Sellers whose Registrable Shares are to be covered by such Registration Statement (the "Sellers' Counsel"), copies of all such documents proposed to be filed (it being understood that such five (5) Business Day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances), and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Sellers whose Registrable Shares are to be covered by such Registration Statement may reasonably propose;

        (c)   prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of at least one hundred eighty (180) days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the offering of such Registrable Shares;

        (d)   notify the Sellers' Counsel promptly in writing of (i) any comments by the Commission with respect to such Registration Statement or Prospectus, or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto; (ii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation of any proceedings for that purpose; and (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

        (e)   use its commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any Seller of Registrable Shares reasonably requests and do any and all other acts and things that may reasonably be necessary or advisable to enable such Seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Seller; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject;

        (f)    furnish to each Seller of such Registrable Shares such number of copies of a summary Prospectus or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Seller of Registrable Shares may reasonably request in order to facilitate the offering of such Registrable Shares (to the extent not publicly available on EDGAR or the Company's website);

        (g)   use its commercially reasonable efforts to cause such offering of Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Seller or Sellers thereof to consummate the disposition of such Registrable Shares;

        (h)   notify on a timely basis each Seller of such Registrable Shares at any time when a Prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.4(b) of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such

Seller, prepare and furnish to such Seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

        (i)    make available for inspection by any Seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Seller or underwriter (collectively, the "Inspectors"), all pertinent financial, business and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall reasonably be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such Registration Statement. Any of the Information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement; (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The Seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential);

        (j)    use its commercially reasonable efforts to obtain from its independent certified public accountants a "cold comfort" letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a "cold comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter) signed by the independent certified public accountants and addressed to the Sellers selling Registrable Shares in such registration, the Board, and the underwriter, if any, in customary form and covering such matters of the type customarily covered by cold comfort letters and use its commercially reasonable efforts to obtain the reports of its independent petroleum engineers relating to the oil and gas reserves of the Company if the Company has had its reserves prepared, audited or reviewed by an independent petroleum engineer;

        (k)   use its commercially reasonable efforts to obtain, from its counsel, an opinion or opinions in customary form (which shall also be addressed to the Sellers selling Registrable Shares in such registration);

        (l)    have appropriate officers of the Company prepare and make presentations at any "road shows" and before analysts and rating agencies, as the case may be, and other information meetings organized by the underwriters, take other actions to obtain ratings for any Registrable Shares (if they are eligible to be rated) and otherwise use its commercially reasonable efforts to cooperate as reasonably requested by the Sellers of such Registrable Shares in the offering, marketing or selling of such Registrable Shares; provided, that, the gross proceeds for such offering are reasonably anticipated by the managing underwriters to be in excess of forty million dollars ($40,000,000); provided, further that such officers shall not be required to participate in such presentations at any "road shows" and before analysts and rating agencies, as the case may be, more than once in a 365 day period; provided, further that, if an offering and sale of Registrable Shares is not consummated in connection with such "road show", participation by such officers shall be increased to not more than two such "road shows" in a 365 day period;

        (m)  provide a transfer agent and registrar (which may be the same Person and which may be the Company) for such Registrable Shares;

        (n)   list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its commercially reasonable efforts to qualify such Registrable Shares for quotation on the automated quotation system of the NYSE, National Market System, Euronext or such other national securities exchange as the holders of a majority of such Registrable Shares included in such registration shall request;

        (o)   register such Registrable Shares under the Exchange Act, and otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than eighteen (18) months after the effective date, earnings statements (which need not be audited) covering a period of twelve (12) months beginning within three (3) months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 1(a) of the Securities Act and Rule 158 thereunder;

        (p)   not take any direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable; and

        (q)   use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

        2.5    Expenses.

        Except as expressly provided otherwise, all expenses incident to the Company's performance of or compliance with Sections 2.1, 2.2, and 2.4, including (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the Commission and FINRA (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of FINRA); (b) all fees and expenses of compliance with state securities or "blue sky" laws (including fees and disbursements of counsel for the underwriters or the Sellers in connection with "blue sky" qualifications of the Registrable Shares and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters may designate); (c) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and of printing prospectuses, all fees and disbursements of counsel for the Company and of all independent certified public accountants of the issuer (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (d) Securities Act liability insurance if the Company so desires or the underwriters so require; (e) all fees and expenses incurred in connection with the listing of the Registrable Shares on any securities exchange and all rating agency fees; (f) all reasonable and documented fees and disbursements of counsel (plus appropriate special and local counsel) and subject to a cap of $75,000 selected by the Designated Representative to represent the Sellers in connection with such registration (it being understood that all other expenses incurred by any Seller shall be borne by such Seller); (g) all fees and disbursements of underwriters customarily paid by the issuer or Sellers of Securities, excluding underwriting fees, commissions, discounts and allowances, if any, and fees and disbursements of counsel to underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of Registrable Shares under the securities or "blue sky" laws of any state); and (h) fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company, regardless of whether the Registration Statement becomes effective. In addition, the Company will, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Company.

        2.6    Indemnification.

        (a)   In connection with any registration of any offering and sale of Registrable Shares under the Securities Act pursuant to this Agreement, the Company and its Subsidiaries shall indemnify and hold harmless the Seller of such Registrable Shares, any Person acting on behalf of such Seller, each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and each Representative of any of the foregoing Persons, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing Persons may become subject, whether commenced or threatened, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Shares were registered, any preliminary Prospectus or final Prospectus contained therein, any offering circular, offering memorandum or Disclosure Package, or any amendment or supplement thereto, or any document incident to registration or qualification of any offering and sale of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company or any of its Subsidiaries of the Securities Act or state securities or blue sky laws applicable to the Company or any of its Subsidiaries and relating to action required or inaction of the Company or its Subsidiaries in connection with such registration or qualification under such state securities or blue sky laws, and the Company and its Subsidiaries shall promptly reimburse such Seller, controlling Person or Representative for any legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor its Subsidiaries shall be liable to any such Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, amendment thereto, or any document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company or its Subsidiaries specifically for use in the preparation thereof; provided, further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement or allegedly untrue statement in, or omission or alleged omission made in any Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act) or any amendment or supplement thereof, such indemnity agreement shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final Prospectus, amendment or supplement had been timely made available to such indemnified person and such final Prospectus, amendment or supplement was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person.

        (b)   In connection with any registration of an offering and sale of Registrable Shares under the Securities Act pursuant to this Agreement, each Seller of Registrable Shares severally, and not jointly, shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.6(a)) the Company, its Subsidiaries, their directors and officers, each other Seller of Registrable Shares under such Registration Statement, each Person who controls any of the foregoing Persons within the meaning of the Securities Act and any Representative of the foregoing Persons with respect to any untrue statement or allegedly untrue statement in or omission or alleged omission from such Registration Statement, any preliminary Prospectus, final Prospectus or Free Writing Prospectus contained therein, any amendment or supplement thereto or any document incident to registration or qualification of any such offering and sale of Registrable Shares, if such statement or omission was made in reliance upon and in conformity with information regarding such Seller furnished to the Company, its Subsidiaries for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, Free Writing Prospectus, amendment or supplement; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each Seller of Registrable Shares, to an amount equal to the proceeds (net of underwriting discounts and commissions) actually received by such Seller from the sale of Registrable Shares effected pursuant to such registration.

        (c)   Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 2.6, such indemnified party will, if a claim in respect thereof is not made against an indemnifying party, give written notice to the latter of the commencement of such action (provided, however, that an indemnified party's failure to give such notice in a timely manner shall only relieve the indemnification obligations of an indemnifying party to the extent such indemnifying party is materially prejudiced by such failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded (based upon the written advice of counsel) that there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or in conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 2.6, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any one lead counsel (plus appropriate special and local counsel) retained by the indemnified party that are reasonably related to the matters covered by the indemnity agreement provided in this Section 2.6; provided, further, that, if there is more than one indemnified party, then the indemnifying party shall only be required to reimburse the expenses for the lead counsel (plus appropriate special and local counsel) approved in writing by the indemnified party or parties (as applicable) holding a majority of the Registrable Shares held by all indemnified parties.

        (d)   If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or liability referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations; provided, however, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each Seller of Registrable Shares, to an amount equal to the net proceeds actually received by such Seller from the sale of Registrable Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraud shall be entitled to indemnification or contribution hereunder.

        (e)   The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the transfer of Registrable Shares.

        2.7    Underwriting Agreement.

        (a)   Notwithstanding the provisions of Sections 2.3 and 2.6, to the extent that any Seller selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement that contains provisions covering one or more issues addressed in such Sections of this Agreement, the provisions contained in such Sections of this Agreement addressing such issue or issues shall be of no force or effect with respect to such registration, but this provision shall not apply to the Company if the Company is not a party to the underwriting or similar agreement.

        (b)   If an offering of Registrable Shares for which the gross proceeds are reasonably expected to be in excess of forty million dollars ($40,000,000) under a registration pursuant to Section 2.1 is requested to be an underwritten Public Offering, the Company shall negotiate in good faith to enter into a reasonable and customary underwriting agreement with the underwriters thereof. Such underwriting agreement shall be satisfactory in form and substance to the Designated Representative and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type. Any Seller participating in the offering shall be a party to such underwriting agreement and, at its option, may require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also shall be made to and for the benefit of such Seller and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Seller; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Seller for inclusion in the registration statement. No Seller shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Seller, its ownership of and title to the Registrable Shares and its intended method of distribution; and any liability of such Seller to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of underwriting discounts and commissions) that it derives from such offering. The Company shall be entitled to receive indemnities from lead institutions, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement and to the extent customarily given their role in such distribution.

        (c)   No Seller may participate in any registration hereunder that is underwritten unless such Seller agrees to sell such Seller's Registrable Shares proposed to be included therein on the basis provided in any underwriting arrangements reasonably acceptable to the Company.

        2.8    Information by Holder.

        Each holder of Registrable Shares to be included in any registration shall furnish to the Company and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Company or the managing underwriter may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. Each Seller shall as expeditiously as possible, notify the Company of the occurrence of any event concerning such Seller as a result of which the Prospectus relating to such registration contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        2.9    Exchange Act Compliance.

        From and after the date a Registration Statement is filed by the Company pursuant to the Exchange Act relating to the Company's Securities and shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission that are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Seller in supplying such information as may be necessary for such Seller to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144. In addition, if any Registrable Shares shall bear a legend referring to the federal securities laws and become eligible to be transferred without restriction in accordance with Rule 144 under the Securities Act, the Company shall use commercially reasonable efforts cause the Company's transfer agent to remove such legend that is no longer applicable. In connection therewith, if required by the Company's transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Registrable Shares without any such legend.

        2.10    Suspension.

        Anything contained in this Agreement to the contrary notwithstanding, if after any Registration Statement to which rights hereunder apply becomes effective (and prior to completion of any sales thereunder), the Board determines in good faith that the failure of the Company to (a) suspend sales of Securities under the Registration Statement or (b) amend or supplement the Registration Statement, would be detrimental to the Company, the Company shall so notify each Seller participating in such registration and each Seller shall suspend any further sales under such Registration Statement until the Company advises such Seller that the Registration Statement has been amended or that conditions no longer exist that would require such suspension, provided that the Company may impose any such suspension for no more than thirty (30) days and no more than two (2) times during any twelve (12)-month period. The Company may (but shall not be obligated to) withdraw the effectiveness of any Registration Statement subject to this Section 2.10.

ARTICLE III
AMENDMENT AND WAIVER

        3.1    Amendment.

        Except as expressly set forth herein, the provisions of this Agreement may only be amended or waived with the prior written consent of (a) the Company and (b) the Designated Representative. Notwithstanding the foregoing, the Designated Representative shall, upon prior written notice and without the consent of the Company, be entitled to amend and restate Schedule I to reflect any transfers in ownership of the Registrable Shares made in compliance with Section 4.4.

        3.2    Waiver.

        No course of dealing between the Company and the Sellers (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

 ARTICLE IV
MISCELLANEOUS

        4.1    Severability.

        It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

        4.2    Entire Agreement.

        This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede and preempt any and all prior and contemporaneous understandings, agreements, arrangements or representations by or among the parties, written or oral, which may relate to the subject matter hereof or thereof in any way.

        4.3    Independence of Agreements and Covenants.

        All agreements and covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain agreement or covenant, the fact that such action or condition is permitted by another agreement or covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial agreement or covenant.

        4.4    Successors and Assigns.

        Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by the Company and its successors and permitted assigns and the Sellers. Except as specifically set forth herein, the Company may not assign its rights or obligations hereunder without the prior written consent of the Designated Representative; provided, that notwithstanding any such assignment by the Company, the Company shall remain liable for its obligations hereunder. Notwithstanding anything to the contrary contained in this Section 4.4, any of the Sellers may elect to transfer all or a portion of its Registrable Shares to any third party (to the extent such transfer is otherwise permissible under this Agreement and the Warrants) without assigning its rights hereunder with respect thereto; provided, that in any such event all rights under this Agreement with respect to the Registrable Shares so transferred shall cease and terminate. Notwithstanding anything to the contrary in this Agreement, the rights and obligations under Article II of this Agreement may, at the election of the Designated Representative, be assigned to a third party purchaser in whole or in part if concurrent with such transfer, such third party purchaser enters into an agreement to be bound by this Agreement; provided, further, however, that in the case of a transfer to a third party purchaser, in whole or in part, by the Designated Representative, the rights and obligations under Section 2.1 of this Agreement with respect to demand registration rights may only be assigned to such third party purchaser if concurrent with such transfer, such third party purchaser enters into an agreement to be bound by this Agreement and acquires more than thirty three percent (33%) of the Registrable Shares.

        4.5    Counterparts; Facsimile Signatures; Validity.

        This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

        4.6    Remedies.

        (a)   Each Seller shall have all rights and remedies reserved for such Seller pursuant to this Agreement and all rights and remedies which such holder has been granted at any time under any other agreement or contract and all of the rights which such holder has under any law or equity. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

        (b)   The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings.

        (c)   It is acknowledged that it will be impossible to measure in money the damages that would be suffered by any party hereto if any other Person party hereto fails to comply with any of the obligations imposed on it upon them in this Agreement and that in the event of any such failure, the aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such aggrieved party shall, therefore, be entitled to equitable relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

        4.7    Notices.

        All notices, amendments, waivers or other communications pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, telecopied, sent by nationally recognized overnight courier or mailed by registered or certified mail with postage prepaid, return receipt requested, to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a)   If to the Company:

    Clayton Williams Energy, Inc.
    Six Desta Drive, Suite 6500
    Midland, Texas 79705
    Attention: Mel G. Riggs
    Facsimile: (432) 688-3247
    Email: mriggs@claytonwilliams.com
    with a copy to (which shall not constitute notice):
    Vinson & Elkins L.L.P.
    2801 Via Fortuna, Suite 100
    Austin, Texas 78746-7568
    Attention: Milam F. Newby
    Facsimile: (512) 236-3240
    Email: mnewby@velaw.com

        (b)   If to the Designated Representative:

    Ares Management LLC
    2000 Avenue of the Stars, 12th Floor
    Los Angeles, California 90067
    Attention: Nathan Walton and Naseem Sagati
    Facsimile: (310) 432-8701
    Email: walton@aresmgmt.com
                 nsagati@aresmgmt.com

    with a copy to (which shall not constitute notice):

    Kirkland & Ellis LLP
    600 Travis Street, Suite 3300
    Houston, Texas 77002
    Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
    Facsimile: (713) 835-3601
    Email: matt.pacey@kirkland.com
                 lucas.spivey@kirkland.com

        (c)   If to a Seller, then to the address of each Seller as it appears in the signature pages to this Agreement or such other address as may be designated in writing hereafter by such Seller.

        Any such notice or communication shall be deemed to have been given and received (a) when delivered, if personally delivered; (b) when sent, if sent by telecopy on a Business Day (or, if not sent on a Business Day, on the next Business Day after the date sent by telecopy); (c) on the next Business Day after dispatch, if sent by nationally recognized overnight courier guaranteeing next Business Day delivery; and (d) on the fifth (5th) Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail.

        4.8    Governing Law.

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH PARTY AGREES AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR, FOR THE PURPOSES OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING RELATING HERETO, THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS. EACH PARTY IRREVOCABLY CONSENTS TO PERSONAL JURISDICTION, SERVICE AND VENUE IN ANY SUCH COURT.

        4.9    Waiver of Jury Trial.

        EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT

MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED OR HAD THE OPPORTUNITY TO REVIEW THIS WAIVER WITH ITS RESPECTIVE LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        4.10    Further Assurances.

        Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby or thereby.

        4.11    Conflicting Agreements.

        No Seller shall enter into any stockholder agreements or arrangements of any kind with any Person with respect to any Registrable Shares held by such Seller on terms inconsistent with the provisions of this Agreement (whether or not such agreements or arrangements are with other Sellers or with Persons that are not parties to this Agreement), including agreements or arrangements with respect to the acquisition or disposition of Registrable Shares held by such Seller in a manner which is inconsistent with this Agreement.

        4.12    Third Party Reliance.

        (a)   Anything contained herein to the contrary notwithstanding, the covenants of the Company contained in this Agreement (i) are being given by the Company as an inducement to the Sellers to enter into this Agreement (and the Company acknowledges that the Sellers have expressly relied thereon) and (ii) are solely for the benefit of the Sellers. Accordingly, no third party (including any holder of capital stock of the Company) or anyone acting on behalf of any thereof other than the Sellers, shall be a third party or other beneficiary of such covenants and no such third party shall have any rights of contribution against the Sellers or the Company with respect to such covenants or any matter subject to or resulting in indemnification under this Agreement or otherwise.

        (b)   None of the provisions hereof shall create, or be construed or deemed to create, any right to employment in favor of any Person by the Company.

********

        IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

COMPANY:
CLAYTON WILLIAMS ENERGY, INC.
By:	/s/ MICHAEL L. POLLARD
	Name:	Michael L. Pollard
	Title:	Senior Vice President

[Signature Page to Registration Rights Agreement]

SELLER:
AF IV ENERGY AIV A1, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email: walton@aresmgmt.com
nsagati@aresmgmt.com
with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email: matt.pacey@kirkland.com
             lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:
AF IV ENERGY AIV A2, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email: walton@aresmgmt.com
nsagati@aresmgmt.com
with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email: matt.pacey@kirkland.com
             lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:
AF IV ENERGY AIV A3, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email: walton@aresmgmt.com
nsagati@aresmgmt.com
with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email: matt.pacey@kirkland.com
             lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:
AF IV ENERGY AIV A4, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory
Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067 Attention: Nathan Walton and Naseem Sagati Facsimile: (310) 432-8701
Email: walton@aresmgmt.com
nsagati@aresmgmt.com
with a copy to (which shall not constitute notice):
Kirkland & Ellis LLP 600 Travis Street, Suite 3300 Houston, Texas 77002 Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey Facsimile: (713) 835-3601
Email: matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:
AF IV ENERGY AIV A5, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory
Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067 Attention: Nathan Walton and Naseem Sagati Facsimile: (310) 432-8701
Email: walton@aresmgmt.com
nsagati@aresmgmt.com
with a copy to (which shall not constitute notice):
Kirkland & Ellis LLP 600 Travis Street, Suite 3300 Houston, Texas 77002 Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey Facsimile: (713) 835-3601
Email: matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:
AF IV ENERGY AIV A6, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory
Ares Management LLC 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067 Attention: Nathan Walton and Naseem Sagati Facsimile: (310) 432-8701
Email: walton@aresmgmt.com
nsagati@aresmgmt.com
with a copy to (which shall not constitute notice):
Kirkland & Ellis LLP 600 Travis Street, Suite 3300 Houston, Texas 77002 Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey Facsimile: (713) 835-3601
Email: matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:
AF IV ENERGY AIV A7, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email: walton@aresmgmt.com
nsagati@aresmgmt.com
with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email: matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:
AF IV ENERGY AIV B1, L.P.
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email: walton@aresmgmt.com
nsagati@aresmgmt.com
with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email: matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

SELLER:
AF IV (U), L.P.
By:	AF IV Energy AIV GP, L.P., its general partner
By:	/s/ NATHAN W. WALTON
	Name:	Nathan W. Walton
	Title:	Authorized Signatory

Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Nathan Walton and Naseem Sagati
Facsimile: (310) 432-8701
Email: walton@aresmgmt.com
nsagati@aresmgmt.com
with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
600 Travis Street, Suite 3300
Houston, Texas 77002
Attention: Matthew R. Pacey, P.C. and Lucas E. Spivey
Facsimile: (713) 835-3601
Email: matt.pacey@kirkland.com
lucas.spivey@kirkland.com

[Signature Page to Registration Rights Agreement]

 SCHEDULE I

Sellers

AF IV ENERGY AIV A1, L.P.
AF IV ENERGY AIV A2, L.P.
AF IV ENERGY AIV A3, L.P.
AF IV ENERGY AIV A4, L.P.
AF IV ENERGY AIV A5, L.P.
AF IV ENERGY AIV A6, L.P.
AF IV ENERGY AIV A7, L.P.
AF IV ENERGY AIV B1, L.P.
AF IV (U), L.P.